Exhibit 99.2

Quarterly Supplemental

4th Quarter 2019

Aventura Shopping Center
Aventura, FL
Brick Walk
Fairfield, CT
Mellody Farm
Chicago, IL
Broadway Market
Seattle, WA
The Village at Riverstone
Dallas, TX

Investor Relations
irinfo@RegencyCenters.com
One Independent Drive, Suite 114
Jacksonville, FL 32202
904 598 7000
RegencyCenters.com

Regency Centers.

Table of Contents

December 31, 2019

Disclosures	i

Earnings Press Release	iii

Summary Information:

Summary Financial Information	1

Summary Real Estate Information	2

Financial Information:

Consolidated Balance Sheets	3

Consolidated Statements of Operations	4

Supplemental Details of Operations (Consolidated Only)	5

Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only)	6

Supplemental Details of Operations (Real Estate Partnerships Only)	7

Supplemental Details of Same Property NOI (Pro-Rata)	8

Reconciliations of Non-GAAP Financial Measures and Additional Disclosures	9

Summary of Consolidated Debt	11

Summary of Consolidated Debt Detail	12

Summary of Unsecured Debt Covenants and Leverage Ratios	13

Summary of Unconsolidated Debt	14

Unconsolidated Investments	15

Investment Activity:

Property Transactions	16

Summary of Development and Redevelopment	17

Major Redevelopment Pipeline	21

Real Estate Information:

Leasing Statistics	22

Average Base Rent by CBSA	23

Significant Tenant Rents	24

Tenant Lease Expirations	25

Portfolio Summary Report by State	26

Components of NAV and Forward-Looking Information:

Components of NAV	42

Earnings Guidance	44

Reconciliation of Net Income to NAREFT FFO	45

Glossary of Terms	46

Disclosures

December 31, 2019

Accounting and Disclosure Changes

FASB Accounting Standards Codification – Topic 842 (Leases) (“Leases Standard”)

Effective January 1, 2019, Regency adopted Accounting Standards Codification (ASC) Topic 842, Leases, under the modified retrospective transition approach allowing for initial application at the date of adoption.  The Company also elected to reclassify the prior period amounts to conform to the current year presentation. The financial statements have been impacted as follows:

Consolidated Statements of Operations

•

All lease income earned pursuant to tenant leases in 2019, and as reclassified for 2018, which includes but is not limited to Base rent, Recoveries from tenants and Percentage rent, is reflected in Lease income.

•

Lease income is presented net of revenues deemed uncollectible for the current period. Prior period presentation of this line item was included in Operating expenses as Provision for doubtful accounts.

•	Real estate revenues earned not specific to tenant leases in 2019 have been reclassified from Recoveries from tenants and other income to Other property income.
•

Indirect internal leasing and legal costs associated with the execution of lease agreements that were previously capitalized are expensed in General and administrative in Operating expenses in the current period.

Consolidated Balance Sheets

•

Addition of Lease liabilities and corresponding Right of use assets, net of or including the opening balance for straight line rent and above/below market intangibles, for its ground and office leases where Regency is the lessee.

NAREIT Funds from Operations

Regency prospectively adopted the NAREIT FFO White Paper – 2018 Restatement (“2018 FFO Whitepaper”), and elected the option of excluding gains on the sale and impairments of land from NAREIT FFO, which are considered incidental to the Company’s main business.  Prior period amounts were not restated to conform to the current year presentation of NAREIT FFO, and therefore include gains on sales and impairments of land.

Non-GAAP Disclosures

We use certain non-GAAP performance measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of the Company's operational results. We provide pro-rata financial information because we believe it assists investors and analysts in estimating our economic interest in our consolidated and unconsolidated partnerships, when read in conjunction with the Company’s reported results under GAAP. We believe presenting our pro-rata share of assets, liabilities, and operating results, along with other non-GAAP measures, makes comparisons of other REITs' operating results to the Company's more meaningful. We continually evaluate the usefulness, relevance, limitations, and calculation of our reported non-GAAP performance measures to determine how best to provide relevant information to the public, and thus such reported measures could change.

The pro-rata information provided is not, and is not intended to be, presented in accordance with GAAP.  The pro-rata supplemental details of assets and liabilities and supplemental details of operations reflect our proportionate economic ownership of the assets, liabilities and operating results of the properties in our portfolio.

•	The items labeled as "Consolidated" are prepared on a basis consistent with the Company's consolidated financial statements as filed with the SEC on the most recent Form 10-Q or 10-K, as applicable.

•

The columns labeled "Share of JVs" represent our ownership interest in our unconsolidated (equity method) investments in real estate partnerships, and was derived on a partnership by partnership basis by applying to each financial statement line item our ownership percentage interest used to arrive at our share of investments in real estate partnerships and equity in income or loss of investments in real estate partnerships during the period when applying the equity method of accounting to each of our unconsolidated partnerships.

Supplemental Information	i

•

A similar calculation was performed for the amounts in columns labeled ''Noncontrolling Interests”, which represent the limited partners’ interests in consolidated partnerships attributable to each financial statement line item.

We do not control the unconsolidated partnerships, and the presentations of the assets and liabilities and revenues and expenses do not necessarily represent our legal claim to such items.  The partners are entitled to profit or loss allocations and distributions of cash flows according to the operating agreements, which generally provide for such allocations according to their invested capital.  Our share of invested capital establishes the ownership interest we use to prepare our pro-rata share.

The presentation of pro-rata financial information has limitations as an analytical tool. Some of these limitations include, but are not limited to the following:

•

The amounts shown on the individual line items were derived by applying our overall economic ownership interest percentage determined when applying the equity method of accounting or allocating noncontrolling interests, and do not necessarily represent our legal claim to the assets and liabilities, or the revenues and expenses; and

•	Other companies in our industry may calculate their pro-rata interests differently, limiting the comparability of pro-rata information.

Because of these limitations, the supplemental details of assets and liabilities and supplemental details of operations should not be considered independently or as a substitute for our financial statements as reported under GAAP. We compensate for these limitations by relying primarily on our GAAP results and using the pro-rata details as a supplement.

The following non-GAAP measures, as defined in the Glossary of Terms, are commonly used by management and the investing public to understand and evaluate our operating results and performance:

•

NAREIT Funds From Operations (NAREIT FFO):  The Company believes NAREIT FFO provides a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs.  The Company provides a reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO.

•

Net Operating Income (NOI):  The Company believes NOI provides useful information to investors to measure the operating performance of its portfolio of properties.  The Company provides a reconciliation of Net Income Attributable to Common Stockholders to pro-rata NOI.

•

Core Operating Earnings (previously Operating FFO):  The Company believes Core Operating Earnings, which excludes certain non-cash and non-comparable items from the computation of NAREIT FFO that affect the Company's period-over-period performance, is useful to investors because it is more reflective of the core operating performance of its portfolio of properties.  The Company provides a reconciliation of NAREIT FFO to Core Operating Earnings.

•

Same Property NOI:  The Company provides disclosure of NOI on a same property basis because it believes the measure provides investors with additional information regarding the operating performances of comparable assets.  Same Property NOI excludes all development, non-same property and corporate level revenue and expenses.  The Company also provides disclosure of NOI excluding termination fees, which excludes both termination fee income and expenses.

Supplemental Information	ii

NEWS RELEASE For immediate release Laure Clark 904 598 7831 LauraClark@RegencyCenters.com

Regency Centers Reports Fourth Quarter and Full Year 2019 Results

JACKSONVILLE, FL. (February 12, 2020) – Regency Centers Corporation (“Regency” or the “Company”) today reported financial and operating results for the period ended December 31, 2019.

Fourth Quarter and Full Year 2019 Highlights

•	For the three months ended December 31, 2019, Net Income Attributable to Common Stockholders (“Net Income”) of $0.24 per diluted share.
•	Fourth quarter NAREIT Funds From Operations (“NAREIT FFO”) of $1.00 per diluted share.
•	Year-to-date same property Net Operating Income (“NOI”), excluding termination fees, increased 2.1%, as compared to the same period in 2018.
•	As of December 31, 2019, the same property portfolio was 95.1% leased.
•	Fourth quarter total comparable leasing volume of 1.8 million square feet of new and renewal leases, with total rent spreads of 11.3%.
•	On a trailing twelve months basis, rent spreads on comparable new and renewal leases were 13.1% and 7.4%, respectively, with total rent spreads of 8.5%.
•	During the fourth quarter, Regency sold three shopping centers for a combined sales price of $58.8 million.
•	For the full year 2019, the Company started nearly $265 million of developments and redevelopments and completed $230 million at a projected stabilized yield of 7.2%.
•

During the quarter, Regency was included in Newsweek’s inaugural America’s Most Responsible Companies 2020 list. The Company was named as one of the Top 10 companies in the Real Estate and Housing sector.

•	On February 4, 2020, Regency’s Board of Directors (the “Board”) declared a quarterly cash dividend on the Company’s common stock of $0.595 per share, representing an annualized increase of 1.7%.

“Regency’s  team delivered another year of good results. We finished the year with solid earnings growth and healthy leasing volumes as retailers and service providers remain focused on the importance and value of high quality physical locations to provide customers with the best possible combination of convenience, service and experience” said Lisa Palmer, President and Chief Executive Officer.

Financial Results

Regency reported Net Income for the fourth quarter of $40.3 million, or $0.24 per diluted share, compared to Net Income of $78.9 million, or $0.46 per diluted share, for the same period in 2018. For the twelve months ended December 31, 2019, Net Income was $239.4 million, or $1.43 per diluted share, compared to $249.1 million, or $1.46 per diluted share, for the same period in 2018.  Net Income in the fourth quarter of 2019 included an impairment charge of $40.3 million, or $0.24 per diluted share, recognized on the 101 7th Avenue asset, which is occupied by a single retail tenant, Barneys New York, that filed bankruptcy and is expected to terminate its lease in February 2020. As a result, the Company reassessed the expected hold period of the property as well as its highest and best use, resulting in a reduction of the carrying value to its estimated fair value.

The Company reported NAREIT FFO for the fourth quarter of $168.5 million, or $1.00 per diluted share, compared to $167.2 million, or $0.98 per diluted share, for the same period in 2018. For the twelve months ended December 31, 2019,

Supplemental Information	iii

NAREIT FFO was $654.4 million, or $3.89 per diluted share, compared to $652.9 million, or $3.83 per diluted share, for the same period in 2018.  For the twelve months ended December 31, 2019, results include a charge of $12.0 million, or $0.07 per share, related to an early extinguishment of debt. For the twelve months ended December 31, 2018, results include a charge of $11.2 million, or $0.07 per share, related to an early extinguishment of debt and income of $6.7 million, or $0.04 per share, related to gains on land sales.

The Company reported Core Operating Earnings for the fourth quarter of $152.9 million, or $0.91 per diluted share, compared to $149.9 million, or $0.88 per diluted share, for the same period in 2018. Core Operating Earnings per share growth was 3.4% for the fourth quarter and 4.3% year-to-date when adjusted for the adoption of Accounting Standard Codification 842, Leases. The Company views Core Operating Earnings, which excludes from NAREIT FFO certain non-recurring items as well as non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of debt mark-to-market, as a better measure of business performance as it more closely reflects cash earnings and the Company’s ability to grow the dividend.

Portfolio Performance

Regency’s portfolio is differentiated in its overall outstanding quality, breadth and scale. The strength of the Company’s merchandising mix, combined with placemaking elements and connection to its communities further differentiates Regency’s high quality portfolio. Regency’s preeminent portfolio along with its national platform and 22 local market offices offers critical strategic advantages and positions the Company to achieve its strategic objective of 3% same property NOI growth over the long-term.

Fourth quarter same property NOI, excluding termination fees, increased 1.9% compared to the same period in 2018. Year-to-date same property NOI, excluding termination fees, increased 2.1%, as compared to the same period in 2018.

As of December 31, 2019, Regency’s wholly-owned portfolio plus its pro-rata share of co-investment partnerships was 94.8% leased. The same property portfolio was 95.1% leased. Within the same property portfolio, anchor occupancy, which includes spaces greater than 10,000 square feet, was 97.4%, an increase of 10 basis points sequentially.  Same property shop occupancy, which includes spaces less than 10,000 square feet, was 91.3%, a decline of 30 basis points sequentially, primarly driven by Dress Barn moveouts.

For the three months ended December 31, 2019, Regency executed 1.8 million square feet of comparable new and renewal leases at blended rent spreads of 11.3%. Rent spreads on new and renewal leases were 19.6% and 8.8%, respectively. For the trailing twelve months, the Company executed 6.4 million square feet of comparable new and renewal leases at blended rent spreads of 8.5%.

Portfolio Enhancement and Capital Allocation

Regency’s self-funding model enables the Company to benefit from its capital allocation strategy. Free cash flow supports the development and redevelopment program on a leverage neutral basis. Regency’s development and redevelopment platform is a critical strategic advantage for creating significant value for shareholders. Together with the sales of lower growth assets and equity when priced attractively, free cash flow also enables the Company to invest in high-growth acquisitions and share repurchases when pricing is compelling. This capital allocation strategy preserves Regency’s pristine balance sheet and allows the Company to add value and enhance the quality of the portfolio on a net accretive basis.

Developments and Redevelopments

For the full year 2019, the Company started nearly $265 million of developments and redevelopments contributing towards its five year goal of $1.25 to $1.50 billion. At year-end, the Company had 22 properties in development or redevelopment with estimated net project costs of $350.8 million. In-process developments and redevelopments were 90% leased as of December 31, 2019, and are expected to yield an average return of 7.3%.

In the fourth quarter, Regency started on the first of a three-phase redevelopment at Serramonte Center, located just south of San Francisco. Phase I consists of relocating Crunch Fitness to a new outparcel building, the addition of a new Regal theater, and adding several new outparcel restaurants and a new hotel. Phase II of the project commenced in January of 2020 and includes an extensive renovation and modernization of the interior portions of the project. Phase III

Supplemental Information	iv

of the project is expected to commence in 2021 and encompasses the redevelopment of the space occupied by JCPenney, which will vacate in June 2020.

For the full year 2019, the Company completed six ground up development projects and three redevelopment projects with combined pro-rata costs of $230.7 million and a projected stabilized yield of 7.2%.

Property Transactions

During the quarter, the Company sold three shopping centers for a combined gross sales price of $58.8 million. For the full year 2019, Regency sold 11 properties for a combined gross sales price of $209.5 million at a weighted average cap rate of 7.5%. Subsequent to year-end, the Company sold Young Circle Shopping Center, a 65,000 square feet center located in Hollywood, FL anchored by Walgreens, and Stonewall Shopping Center, a 315,000 square feet center located in Gainesville, VA anchored by Wegmans. The combined gross sales price totaled $98.4 million.

For the full year 2019, the Company acquired four properties for a total purchase price of $281.6 million at Regency’s share. Subsequent to year-end, the Company acquired an additional 16.6% interest in Town & Country Center, located in Los Angeles, for $32.8 million bringing Regency’s total interest to 35%. Also subsequent to year-end, Regency closed on the purchase of New York Common Retirement Fund’s 70% interest in Country Walk Plaza for $27.7 million, bringing Regency’s total interest to 100%. The center is a 100,000 square foot neighborhood shopping center, anchored by Publix and CVS, located in Miami.

Share Repurchase Program

Regency’s Board authorized a refreshed $250 million share repurchase plan of the Company’s common stock. This plan is scheduled to expire on February 5, 2021. The timing of share repurchases is dependent upon marketplace conditions and other factors, and the plan remains subject to the discretion of the Board of Directors.

Balance Sheet

Regency benefits from favorable access to capital through the strength of its balance sheet, supported by conservative leverage levels with a Net Debt to EBITDAre ratio of 5.4x. This positions Regency to weather potential challenges and potentially profit from investment opportunities in the future. Regency has a BBB+ rating with a positive outlook from S&P Global Rating and Baa1 with a positive outlook from Moody’s Investors Service.

As previously disclosed, during 2019 the Company further enhanced its already strong balance sheet through the issuance of $725 million of 30-year and 10-year unsecured notes, and a forward equity sale of approximately $130 million at nearly $68.00 per share.

Dividend

On February 4, 2020, Regency’s Board declared a quarterly cash dividend on the Company’s common stock of $0.595 per share, representing an annualized increase of 1.7%. The dividend is payable on March 5, 2020, to shareholders of record as of February 24, 2020.

Board of Director Changes

As previously announced, on January 24, 2020, John C. Schweitzer resigned from the Board of Directors. On February 4, 2020, Deirdre J. Evens was elected as chair of the Compensation Committee. Ms. Evens has been a member of the Compensation Committee of the Board since 2018.

Full Year 2020 Guidance

Regency Centers issued initial 2020 guidance concurrently with the fourth quarter 2019 earnings release. Please refer to the Company’s fourth quarter 2019 Supplemental for a complete list of guidance. A 2020 Earnings and Valuation Guidance package with additional details can be found in the presentation section of the investor relations website at Investors.RegencyCenters.com.

Supplemental Information	v

Full Year 2020 Guidance

All figures pro-rata and in thousands, except per share data

Current Guidance

Net Income Attributable to Common Stockholders (“Net Income”)	$1.47 - $1.50

NAREIT Funds From Operations (“NAREIT FFO”) per diluted share	$3.90 - $3.93

Same Property Net Operating Income (“SPNOI”) Growth excluding termination fees (pro-rata)	0%+

Development and Redevelopment starts Estimated yield (weighted average) Development and Redevelopment spend	+/- $200,000 +/- 7.0% +/- $300,000

Acquisitions Cap rate (weighted average)	+/- $75,000 +/- 4.5%

Dispositions Cap rate (weighted average)	+/- $200,000 +/- 5.5%

Conference Call Information

To discuss Regency’s fourth quarter results and initial 2020 guidance, Management will host a conference call and presentation on Thursday, February 13, 2020, at 11:00 a.m. ET. Dial-in and webcast information is listed below.

Fourth Quarter 2019 Earnings Conference Call and 2020 Guidance Presentation

Date:Thursday, February 13, 2020

Time:11:00 a.m. ET

Dial#:877-407-0789 or 201-689-8563

Webcast:investors.regencycenters.com

Replay

Webcast Archive: Investor Relations page under Events & Webcasts

Non-GAAP Disclosure

The Company uses certain non-GAAP performance measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of the Company's operational results.  We manage our entire real estate portfolio without regard to ownership structure, although certain decisions impacting properties owned through partnerships require partner approval. Therefore, we believe presenting our pro-rata share of operating results regardless of ownership structure, along with other non-GAAP  measures, makes comparisons of other REITs' operating results to the Company's more meaningful. We continually evaluate the usefulness, relevance, limitations, and calculation of our reported non-GAAP performance measures to determine how best to provide relevant information to the public, and thus such reported measures could change.

Supplemental Information	vi

NAREIT FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains on sale and impairments of real estate, net of tax, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes NAREIT FFO for all periods presented in accordance with NAREIT's definition in effect during that period.  Effective January 1, 2019, the Company prospectively adopted the NAREIT FFO White Paper – 2018 Restatement (“2018 FFO White Paper”), and elected the option of excluding gains on sale and impairments of land, which are considered incidental to the Company’s main business. Prior period amounts were not restated to conform to the current year presentation, and therefore are calculated as described above, but also include gains on sales and impairments of land. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since NAREIT FFO excludes depreciation and amortization and gains on sales and impairments of real estate, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, NAREIT FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO.

Core Operating Earnings is an additional performance measure that excludes from NAREIT FFO: (i) transaction related income or expenses; (ii) gains or losses from the early extinguishment of debt; (iii) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-to-market of debt adjustments; and (iv) other amounts as they occur. The Company provides a reconciliation of Net Income to NAREIT FFO to Core Operating Earnings. Core Operating Earnings for the fourth quarter and year-to-date periods ending December 31, 2018 included $1.9 million and $8.1 million, respectively, of capitalized leasing costs which, upon the adoption of the new lease accounting standard ASC 842 on January 1, 2019, are expensed.

NAREIT EBITDAre is a measure of REIT performance, which NAREIT defines as net income, computed in accordance with GAAP, excluding (i) interest expense; (ii) income tax expense; (iii) depreciation and amortization; (iv) gains on sales of real estate; (v) impairments of real estate; and (vi) adjustments to reflect the Company’s share of unconsolidated partnerships and joint ventures.

Supplemental Information	vii

Reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO and Core Operating

Earnings - Actual (in thousands)

For the Periods Ended December 31, 2019 and 2018	Three Months Ended		Year to Date
	2019	2018	2019	2018
Reconciliation of Net Income to NAREIT FFO:

Net Income Attributable to Common Stockholders	$40,291	78,905	$239,430	249,127
Adjustments to reconcile to NAREIT Funds From Operations (1):
Depreciation and amortization (excluding FF&E)	99,270	100,422	402,888	390,603
Gain on sale of operating properties	(13,087)	(21,335)	(52,958)	(25,293)
Provision for impairment to operating properties	42,076	8,994	65,074	37,895
Gain (loss) on sale of land (2)	(246)	-	(706)	-
Exchangeable operating partnership units	178	166	634	525
NAREIT Funds From Operations	$168,482	167,152	$654,362	652,857

Reconciliation of NAREIT FFO to Core Operating Earnings:

NAREIT Funds From Operations	$168,482	167,152	$654,362	652,857
Adjustments to reconcile to Core Operating Earnings (1):
Gain on sale of land (2)	-	(5,628)	-	(6,659)
Provision for impairment to land	-	-	-	542
Early extinguishment of debt	-	-	11,982	11,172
Interest on bonds for period from notice to redemption	-	-	367	600
Straight line rent, net	(1,384)	(3,652)	(8,524)	(17,292)
Above/below market rent amortization, net	(13,833)	(7,440)	(44,666)	(34,171)
Debt premium/discount amortization	(395)	(536)	(1,776)	(3,263)
Core Operating Earnings	$152,870	149,896	$611,745	603,786

Weighted Average Shares For Diluted Earnings per Share	167,892	169,842	167,771	170,100

Weighted Average Shares For Diluted FFO and Core Operating Earnings per Share	168,638	170,192	168,235	170,450
(1)	Includes Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests.
(2)

Effective January 1, 2019, Regency prospectively adopted the NAREIT FFO White Paper - 2018 Restatement, and elected the option of excluding gains on sales and impairments of land, which are considered incidental to the Company's main business. Prior period amounts were not restated to conform to the current year presentation of NAREIT FFO, and therefore include gains on sales and impairments of land.

Same property NOI is a key non-GAAP measure used by management in evaluating the operating performance of Regency’s properties. The Company provides a reconciliation of net income to pro-rata same property NOI.

Supplemental Information	viii

Reconciliation of Net Income Attributable to Common Stockholders to Pro-Rata Same

Property NOI – Actual (in thousands)

For the Periods Ended December 31, 2019 and 2018	Three Months Ended		Year to Date
	2019	2018	2019	2018
Net Income Attributable to Common Stockholders	$40,291	78,905	$239,430	249,127
Less:
Management, transaction, and other fees	(7,868)	(7,495)	(29,636)	(28,494)
Other(1)	(16,811)	(12,084)	(58,904)	(56,906)
Plus:
Depreciation and amortization	91,644	92,876	374,283	359,688
General and administrative	18,262	13,544	74,984	65,491
Other operating expense, excluding provision for doubtful accounts	3,328	1,919	7,814	4,744
Other expense (income)	71,860	24,699	187,610	170,818
Equity in income of investments in real estate excluded from NOI (2)	8,109	11,597	39,807	56,680
Net income attributable to noncontrolling interests	840	831	3,828	3,198
NOI	209,655	204,792	839,216	824,346

Less non-same property NOI (3)	(8,736)	(8,190)	(31,073)	(34,112)

Same Property NOI	$200,919	196,602	$808,143	790,234

Same Property NOI without Termination Fees	$199,848	196,045	$805,247	788,894

Same Property NOI without Termination Fees or Redevelopments	$189,601	185,999	$764,627	749,425
(1)	Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests.
(2)

Includes non-NOI expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, interest expense, and real estate gains and impairments.

(3)	Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests.

Reported results are preliminary and not final until the filing of the Company’s Form 10-K with the SEC and, therefore, remain subject to adjustment.

Supplemental Information	ix

Reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO - Guidance (per diluted share)

NAREIT FFO Guidance:	Full Year 2020
	Low	High
Net income attributable to common stockholders	$1.47	1.50

Adjustments to reconcile net income to NAREIT FFO:

Depreciation and amortization	2.43	2.43

NAREIT Funds From Operations	$3.90	3.93

The Company has published forward-looking statements and additional financial information in its fourth quarter 2019 supplemental information package that may help investors estimate earnings for 2020. A copy of the Company’s fourth quarter 2019 supplemental information will be available on the Company's website at www.RegencyCenters.com or by written request to: Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville, Florida, 32202. The supplemental information package contains more detailed financial and property results including financial statements, an outstanding debt summary, acquisition and development activity, investments in partnerships, information pertaining to securities issued other than common stock, property details, a significant tenant rent report and a lease expiration table in addition to earnings and valuation guidance assumptions. The information provided in the supplemental package is unaudited and there can be no assurance that the information will not vary from the final information in the Company’s Form 10-K for the year-ended December 31, 2019. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

About Regency Centers Corporation (NASDAQ: REG)

Regency Centers is the preeminent national owner, operator, and developer of shopping centers located in affluent and densely populated trade areas. Our portfolio includes thriving properties merchandised with highly productive grocers, restaurants, service providers, and best-in-class retailers that connect to our neighborhoods, communities, and customers. Operating as a fully integrated real estate company, Regency Centers is a qualified real estate investment trust (REIT) that is self-administered, self-managed, and an S&P 500 Index member. For more information, please visit RegencyCenters.com.

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Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on Forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Supplemental Information	x

Summary Financial Information

December 31, 2019

(in thousands, except per share data)

	Three Months Ended		Year to Date
	2019	2018	2019	2018
Financial Results

Net income attributable to common stockholders (page 4)	$40,291	$78,905	$239,430	$249,127
Net income per diluted share	$0.24	$0.46	$1.43	$1.46

NAREIT Funds From Operations (NAREIT FFO) (page 9)	$168,482	$167,152	$654,362	$652,857
NAREIT FFO per diluted share	$1.00	$0.98	$3.89	$3.83

Core Operating Earnings (previously Operating FFO) (page 9)	$152,870	$149,896	$611,745	$603,786
Core Operating Earnings per diluted share	$0.91	$0.88	$3.64	$3.54

Same Property NOI without termination fees (page 8)	$199,848	$196,045	$805,247	$788,894
% growth	1.9%		2.1%

Operating EBITDAre (page 10)	$199,613	$195,706	$798,568	$788,159

Dividends paid per share and unit	$0.585	$0.555	$2.340	$2.220
Payout ratio of Core Operating Earnings per share (diluted)	64.3%	63.1%	64.3%	62.7%

Diluted share and unit count

Weighted average shares (diluted) - Net income	167,892	169,842	167,771	170,100
Weighted average shares (diluted) - NAREIT FFO and Core Operating Earnings	168,638	170,192	168,235	170,450

_________________________________________________________________________________________________

	As of	As of	As of	As of
	12/31/19	12/31/18	12/31/17	12/31/16
Capital Information

Market price per common share	$63.09	$58.47	$69.18	$68.95

Common shares outstanding	167,571	167,905	171,365	104,497
Exchangeable units held by noncontrolling interests	746	350	350	154
Common shares and equivalents issued and outstanding	168,317	168,255	171,715	104,651
Market equity value of common and convertible shares	$10,619,161	$9,837,840	$11,879,231	$7,215,718

Non-convertible preferred stock	$0	$0	$0	$325,000

Outstanding debt	$4,445,591	$4,241,758	$4,115,588	$2,111,450
Less: cash	(115,562)	(45,190)	(49,381)	(17,879)
Net debt	$4,330,029	$4,196,568	$4,066,207	$2,093,571

Total market capitalization	$14,949,190	$14,034,408	$15,945,438	$9,634,289

Debt metrics (pro-rata; trailing 12 months "TTM")

Net Debt-to-Operating EBITDAre	5.4x	5.3x	5.4x	4.4x
Fixed charge coverage	4.3x	4.2x	4.1x	3.3x

Supplemental Information	1

Summary Real Estate Information

December 31, 2019

(GLA in thousands)

Wholly Owned and 100% of Co-investment Partnerships	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Number of properties	419	422	421	419	425
Number of retail operating properties	412	412	410	408	414
Number of same properties (1)	396	400	401	401	399
Number of properties in redevelopment	19	17	15	13	11
Number of properties in development	3	7	8	8	8

Gross Leasable Area (GLA) - All properties	52,607	52,988	52,693	52,604	53,568
GLA including retailer-owned stores - All properties	56,695	57,076	56,781	56,692	57,710
GLA - Retail operating properties	52,109	51,952	51,498	51,370	51,605
GLA - Same properties (1)	49,892	50,344	50,426	50,357	50,434
GLA - Properties in redevelopment (2)	4,515	3,279	2,759	2,399	1,927
GLA - Properties in development	215	816	975	1,014	1,014

Wholly Owned and Pro-Rata Share of Co-investment Partnerships
GLA - All properties	42,769	43,046	42,761	42,672	43,365
GLA including retailer-owned stores - All properties	46,857	47,134	46,849	46,760	47,650
GLA - Retail operating properties	42,334	42,140	41,776	41,655	41,619
GLA - Same properties (1) (3)	40,525	40,874	40,966	40,905	40,866
Spaces > 10,000 sf (1) (3)	25,584	25,764	25,808	25,769	25,715
Spaces < 10,000 sf (1) (3)	14,941	15,110	15,158	15,136	15,151
GLA - Properties in redevelopment (2)	3,976	2,742	2,176	1,826	1,353
GLA - Properties in development	134	668	838	870	870

% leased - All properties	94.8%	94.8%	94.7%	94.6%	95.6%
% leased - Retail operating properties	95.0%	95.1%	95.0%	95.0%	96.1%
% leased - Same properties (1) (3)	95.1%	95.2%	95.1%	95.1%	96.2%
Spaces > 10,000 sf (1) (3)	97.4%	97.3%	97.1%	97.1%	98.6%
Spaces < 10,000 sf (1) (3)	91.3%	91.6%	91.5%	91.5%	92.1%
Average % leased - Same properties (3)	95.3%	95.3%	95.4%	95.7%	95.9%
% commenced - Same properties (3)(4)	93.0%	93.2%	93.2%	93.5%	94.6%

Same property NOI growth - YTD (see page 8)	2.3%	2.3%	2.5%	2.5%	3.4%
Same property NOI growth without termination fees - YTD (see page 8)	2.1%	2.1%	2.1%	2.9%	3.4%
Same property NOI growth without termination fees or redevelopments - YTD (see page 8)	2.0%	2.0%	2.1%	2.6%	2.0%
Rent spreads - Trailing 12 months (5) (see page 22)	8.5%	7.9%	8.9%	8.4%	8.3%

(1)

Non Same Property pool: During either calendar year period being compared, a property acquired, sold, a Property in Development, a Development Completion, or properties that materially impact the comparability between periods due to a major redevelopment, repositioning to a non-retail use, or material damage caused by a natural disaster.  Effective 4Q19, Preston Oaks was moved out of the same property pool related to a natural disaster event at the property.

(2)	Represents entire center GLA rather than redevelopment portion only. Included in Same Property pool unless noted otherwise.
(3)	Prior periods adjusted for current same property pool.
(4)	Excludes leases that are signed but have not yet commenced.
(5)	Retail operating properties only. Rent spreads are calculated on a comparable-space, cash basis for new and renewal leases executed.

Supplemental Information	2

Consolidated Balance Sheets

December 31, 2019 and 2018

(in Thousands)

	2019	2018
	(unaudited)
Assets
Net real estate investments:
Real estate assets at cost	$11,095,294	$10,863,162
Less: accumulated depreciation	1,766,162	1,535,444
	9,329,132	9,327,718
Investments in real estate partnerships	469,522	463,001
Net real estate investments	9,798,654	9,790,719

Properties held for sale	45,565	60,516
Cash and cash equivalents	115,562	45,190
Tenant and other receivables	169,337	172,359
Deferred leasing costs, net	76,798	84,983
Acquired lease intangible assets, net	242,822	387,069
Right of use assets(1)	292,786	-
Other assets	390,729	403,827

Total assets	$11,132,253	$10,944,663

Liabilities and Equity
Liabilities:
Notes payable	$3,435,161	$3,006,478
Unsecured credit facilities	484,383	708,734
Total notes payable	3,919,544	3,715,212

Accounts payable and other liabilities	213,705	224,807
Acquired lease intangible liabilities, net	427,260	496,726
Lease liabilities(1)	222,918	-
Tenants' security and escrow deposits	58,865	57,750
Total liabilities	4,842,292	4,494,495

Equity:
Stockholders' Equity:
Common stock, $.01 par	1,676	1,679
Additional paid in capital	7,631,731	7,652,683
Accumulated other comprehensive income (loss)	(11,997)	(927)
Distributions in excess of net income	(1,408,062)	(1,255,465)
Total stockholders' equity	6,213,348	6,397,970
Noncontrolling Interests:
Exchangeable operating partnership units	36,100	10,666
Limited partners' interest	40,513	41,532
Total noncontrolling interests	76,613	52,198
Total equity	6,289,961	6,450,168

Total liabilities and equity	$11,132,253	$10,944,663

(1)	On January 1, 2019, Regency adopted ASC Topic 842, Leases. Refer to page i. Disclosures for additional detail on changes in financial statement presentation.

These consolidated balance sheets should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Supplemental Information	3

Consolidated Statements of Operations

For the Periods Ended December 31, 2019 and 2018

(in thousands)

(unaudited)

	Three Months Ended		Year to Date
	2019	2018	2019	2018
Revenues:
Lease income (1)	$278,619	275,109	$1,094,301	1,083,770
Other property income (1)	2,245	1,956	9,201	8,711
Management, transaction, and other fees	7,868	7,495	29,636	28,494
Total revenues	288,732	284,560	1,133,138	1,120,975

Operating Expenses:
Depreciation and amortization	91,644	92,876	374,283	359,688
Operating and maintenance	44,817	43,110	169,909	168,034
General and administrative	18,262	13,544	74,984	65,491
Real estate taxes	34,973	40,761	136,236	137,856
Other operating expense (1)	3,328	3,261	7,814	9,737
Total operating expenses	193,024	193,552	763,226	740,806

Other Expense (Income):
Interest expense, net of interest income	38,086	36,979	151,264	148,456
Provision for impairment	42,076	8,994	54,174	38,437
Gain on sale of real estate, net of tax	(6,423)	(23,895)	(24,242)	(28,343)
Early extinguishment of debt	-	-	11,982	11,172
Net investment income	(1,879)	2,621	(5,568)	1,096
Total other expense	71,860	24,699	187,610	170,818

Income from operations before equity in income of
investments in real estate partnerships	23,848	66,309	182,302	209,351

Equity in (loss) income of investments in real estate partnerships	17,283	13,427	60,956	42,974

Net income	41,131	79,736	243,258	252,325

Noncontrolling Interests:
Exchangeable operating partnership units	(178)	(166)	(634)	(525)
Limited partners' interests in consolidated partnerships	(662)	(665)	(3,194)	(2,673)
Net income attributable to noncontrolling interests	(840)	(831)	(3,828)	(3,198)

Net income attributable to common stockholders	$40,291	78,905	$239,430	249,127

(1)	On January 1, 2019, Regency adopted ASC Topic 842, Leases. Refer to page i. Disclosures for additional detail on changes in financial statement presentation.

These consolidated statements of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Supplemental Information	4

Supplemental Details of Operations (Consolidated Only)

For the Periods Ended December 31, 2019 and 2018

(in thousands)

		Three Months Ended		Year to Date
		2019	2018	2019	2018
	Revenues:
*	Base rent	$195,857	193,155	$777,992	765,362
*	Recoveries from tenants	63,519	66,331	246,968	245,196
*	Percentage rent	1,587	1,194	7,536	7,486
*	Termination Fees	729	552	2,582	2,654
*	Uncollectible lease income	(1,727)	-	(5,394)	-
*	Other lease income	2,831	2,774	9,706	9,951
	Straight line rent on lease income	1,764	3,416	9,519	18,197
	Above/below market rent amortization	14,059	7,687	45,392	34,924
	Lease income	278,619	275,109	1,094,301	1,083,770

*	Other property income	2,245	1,956	9,201	8,711

	Property management fees	3,667	3,655	14,744	14,663
	Asset management fees	1,795	1,866	7,135	7,213
	Leasing commissions and other fees	2,406	1,974	7,757	6,618
	Management, transaction, and other fees	7,868	7,495	29,636	28,494

	Total revenues	288,732	284,560	1,133,138	1,120,975

	Operating Expenses:
	Depreciation and amortization (including FF&E)	91,644	92,876	374,283	359,688

*	Operating and maintenance	41,093	39,239	153,714	151,763
*	Ground rent	2,896	3,117	12,169	11,504
*	Termination expense	-	-	520	1,700
	Straight line rent on ground rent	441	365	1,981	1,473
	Above/below market ground rent amortization	387	389	1,525	1,594
	Operating and maintenance	44,817	43,110	169,909	168,034

	Gross general & administrative	21,804	19,638	73,895	73,357
	Stock-based compensation	4,128	4,436	16,254	16,745
	Capitalized direct leasing compensation costs	-	(1,616)	-	(6,543)
	Capitalized direct development compensation costs	(9,312)	(6,368)	(20,429)	(17,069)
	General & administrative, net	16,620	16,090	69,720	66,490
	Loss on deferred compensation plan(1)	1,642	(2,546)	5,264	(999)
	General & administrative	18,262	13,544	74,984	65,491

*	Real estate taxes	34,973	40,761	136,236	137,856

	Other expenses	1,627	459	5,277	2,797
	Development pursuit costs	1,701	1,460	2,537	1,947
*	Provision for doubtful accounts	-	1,342	-	4,993
	Other operating expenses	3,328	3,261	7,814	9,737

	Total operating expenses	193,024	193,552	763,226	740,806

	Other Expense (Income):
	Gross interest expense	36,791	35,552	145,490	146,472
	Derivative amortization	1,650	2,102	7,564	8,408
	Debt cost amortization	1,354	1,287	5,280	5,217
	Debt premium/discount amortization	(405)	(545)	(1,809)	(3,391)
	Capitalized interest	(1,103)	(1,200)	(4,192)	(7,020)
	Interest income	(201)	(217)	(1,069)	(1,230)
	Interest expense, net	38,086	36,979	151,264	148,456

	Provision for impairment of operating properties	42,076	8,994	54,174	37,895
	Provision for impairment of land	-	-	-	542
	Gain on sale of operating properties	(6,177)	(18,262)	(23,535)	(21,795)
	Gain on sale of land	(246)	(5,633)	(707)	(6,548)
	Early extinguishment of debt	-	-	11,982	11,172
	Net investment income(1)	(1,879)	2,621	(5,568)	1,096

	Total other expense	71,860	24,699	187,610	170,818

*	Component of Net Operating Income
(1)

The change in value of participant obligations within Regency’s non-qualified deferred compensation plan is included in General and administrative expense. The expense is offset by unrealized gains of assets held in the pain which is included in Net investment income.

These consolidated supplemental details of operations should be read in conjunction with the Company’s most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Supplemental Information	5

Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only)

December 31, 2019 and 2018

(in thousands)

	Noncontrollina Interests		Share of JVs
	2019	2018	2019	2018
Assets
Real estate assets at cost	$(93,476)	(90,972)	$1,366,504	1,379,264
Less: accumulated depreciation	(14,264)	(12,400)	413,833	415,256
Net real estate investments	(79,212)	(78,572)	952,671	964,008

Cash and cash equivalents	(2,941)	(3,063)	12,202	11,806
Tenant and other receivables	(2,333)	(3,053)	25,224	24,855
Deferred leasing costs, net	(1,157)	(1,285)	15,436	15,008
Acquired lease intangible assets, net	(747)	(1,060)	11,230	14,970
Right of use assets(1)	(1,699)	-	5,705	-
Other assets	(147)	(559)	17,545	12,574

Total assets	$(88,236)	(87,592)	$1,040,013	1,043,221

Liabilities
Notes payable	$(42,803)	(43,739)	$526,048	533,973
Accounts payable and other liabilities	(2,359)	(1,624)	24,128	29,408
Acquired lease intangible liabilities, net	(290)	(397)	11,606	12,458
Lease liabilities(1)	(1,909)	-	4,447	-
Tenants' security and escrow deposits	(362)	(300)	4,262	4,381

Total liabilities	$(47,723)	(46,060)	$570,491	580,220

(1)	On January 1, 2019, Regency adopted ASC Topic 842, Leases. Refer to page i. Disclosures for additional detail on changes in financial statement presentation.

Note

Noncontrolling interests represent limited partners' interests in consolidated partnerships' activities and Share of JVs represents the Company's share of co-investment partnerships' activities, of which each are included on a single line presentation in the Company's consolidated financial statements in accordance with GAAP.

Supplemental Information	6

Supplemental Details of Operations (Real Estate Partnerships Only)

For the Periods Ended December 31, 2019 and 2018

(in thousands)

		Noncontrolling Interests				Share of JVs
		Three Months Ended		Year to Date		Three Months Ended		Year to Date
		2019	2018	2019	2018	2019	2018	2019	2018
	Revenues:
*	Base rent	$(2,005)	(1,896)	$(8,218)	(7,440)	$26,438	26,381	$104,501	104,393
*	Recoveries from tenants	(594)	(550)	(2,470)	(2,416)	8,676	8,784	33,698	34,014
*	Percentage rent	-	-	(6)	(3)	156	175	1,254	1,178
*	Termination Fees	(12)	-	(13)	(9)	371	36	975	454
*	Uncollectible lease income	38	-	85	-	(145)	-	(484)	-
*	Other lease income	(35)	(33)	(134)	(134)	334	360	1,262	1,377
	Straight line rent on lease income	65	(17)	(180)	(162)	17	704	1,497	1,245
	Above/below market rent amortization	(12)	(10)	(57)	(43)	184	245	889	990
	Lease income	(2,555)	(2,506)	(10,993)	(10,207)	36,031	36,685	143,592	143,651

*	Other property income	(8)	(5)	(19)	(12)	126	147	657	560

	Asset management fees	-	-	-	-	(280)	(299)	(1,120)	(1,153)
	Management, transaction, and other fees	-	-	-	-	(280)	(299)	(1,120)	(1,153)

	Total revenues	(2,563)	(2,511)	(11,012)	(10,219)	35,877	36,533	143,129	143,058

	Operating Expenses:
	Depreciation and amortization (including FF&E)	(644)	(628)	(2,635)	(2,469)	8,476	8,643	33,021	35,317

*	Operating and maintenance	(433)	(393)	(1,609)	(1,517)	5,953	5,896	22,064	22,502
*	Ground rent	(27)	(28)	(111)	(111)	87	91	390	371
	Straight line rent on ground rent	(15)	(16)	(63)	(64)	30	65	307	65
	Above/below market ground rent amortization	-	-	-	(6)	10	95	33	112
	Operating and maintenance	(475)	(437)	(1,783)	(1,698)	6,080	6,147	22,794	23,050

	Gross general & administrative	-	-	-	-	145	43	444	181
	General & administrative, net	-	-	-	-	145	43	444	181

*	Real estate taxes	(340)	(322)	(1,556)	(1,471)	4,524	4,814	18,646	19,149
	Other expenses	(14)	(4)	(102)	(41)	190	135	873	568
	Development pursuit costs	-	-	-	-	1	8	29	44
*	Provision for doubtful accounts	-	(6)	-	(63)	-	58	-	300
	Other operating expenses	(14)	(10)	(102)	(104)	191	201	902	912

	Total operating expenses	(1,473)	(1,397)	(6,076)	(5,742)	19,416	19,848	75,807	78,609
	Other Expense (Income):
	Gross interest expense	(409)	(425)	(1,669)	(1,673)	5,905	6,206	24,163	24,464
	Debt cost amortization	(19)	(24)	(73)	(131)	173	111	691	492
	Debt premium/discount amortization	-	-	-	-	10	9	34	128
	Interest expense, net	(428)	(449)	(1,742)	(1,804)	6,088	6,326	24,888	25,084

	Provision for impairment of operating properties	-	-	-	-	-	-	10,900	-
	(Gain) loss on sale of operating properties	-	-	-	-	(6,910)	(3,073)	(29,423)	(3,498)
	(Gain) loss on sale of land	-	-	-	-	-	5	1	(111)

	Total other expense	(428)	(449)	(1,742)	(1,804)	(822)	3,258	6,366	21,475

*	Component of Net Operating Income

Note

Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.

Supplemental Information	7

Supplemental Details of Same Property NOI (Pro-Rata)

For the Periods Ended December 31, 2019 and 2018

(in thousands)

	Three Months Ended		Year to Date
	2019	2018	2019	2018
Same Property NOI Detail:

Real Estate Revenues:
Base rent	$210,006	207,829	$836,641	821,405
Recoveries from tenants	67,908	71,673	265,784	265,604
Percentage rent	1,476	1,212	8,211	8,231
Termination fees	1,071	557	3,416	3,040
Uncollectible lease income(1)	(1,132)	-	(4,449)	-
Other lease income(1)	3,048	2,846	10,403	10,143
Other property income(1)	1,720	1,613	7,579	7,463
Total real estate revenues	284,097	285,730	1,127,585	1,115,886

Real Estate Operating Expenses:
Operating and maintenance	44,497	42,571	166,899	163,313
Termination expense	-	-	520	1,700
Real estate taxes	36,732	43,404	144,187	147,711
Ground rent	1,949	2,099	7,836	8,297
Provision for doubtful accounts(1)	-	1,054	-	4,631
Total real estate operating expenses	83,178	89,128	319,442	325,652

Same Property NOI	$200,919	196,602	$808,143	790,234
% change	2.2%	-	2.3%	-

Same Property NOI without Termination Fees	$199,848	196,045	$805,247	788,894
% change	1.9%		2.1%

Same Property NOI without Termination Fees or Redevelopments	$189,601	185,999	$764,627	749,425
% change	1.9%		2.0%

Reconciliation of Net Income Attributable to Common Stockholders to Same Property NOI:

Net income attributable to common stockholders	$40,291	78,905	$239,430	249,127
Less:
Management, transaction, and other fees	(7,868)	(7,495)	(29,636)	(28,494)
Other (2)	(16,811)	(12,084)	(58,904)	(56,906)
Plus:
Depreciation and amortization	91,644	92,876	374,283	359,688
General and administrative	18,262	13,544	74,984	65,491
Other operating expense, excluding provision for doubtful accounts	3,328	1,919	7,814	4,744
Other expense (income)	71,860	24,699	187,610	170,818
Equity in income of investments in real estate excluded from NOI (3)	8,109	11,597	39,807	56,680
Net income attributable to noncontrolling interests	840	831	3,828	3,198
NOI	209,655	204,792	839,216	824,346

Less non-same property NOI(4)	(8,736)	(8,190)	(31,073)	(34,112)

Same Property NOI	$200,919	196,602	$808,143	790,234

(1)	On January 1, 2019, Regency adopted ASC Topic 842, Leases. Refer to page i. Disclosures for additional detail on changes in financial statement presentation.
(2)	Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests.
(3)

Includes non-NOI income and expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, interest expense, and real estate gains and impairments.

(4)	Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests.

Supplemental Information	8

Reconciliations of Non-GAAP Financial Measures and Additional Disclosures

Wholly Owned and Regency's Pro-rata Share of Co-investment Partnerships

For the Periods Ended December 31, 2019 and 2018

(in thousands, except per share data)

	Three Months Ended		Year to Date
	2019	2018	2019	2018

Reconciliation of Net Income to NAREIT FFO:

Net Income Attributable to Common Stockholders	$40,291	78,905	$239,430	249,127
Adjustments to reconcile to NAREIT Funds From Operations(1):
Depreciation and amortization (excluding FF&E)	99,270	100,422	402,888	390,603
Gain on sale of operating properties	(13,087)	(21,335)	(52,958)	(25,293)
Provision for impairment to operating properties	42,076	8,994	65,074	37,895
Gain (loss) on sale of land(2)	(246)	-	(706)	-
Exchangeable operating partnership units	178	166	634	525
NAREIT Funds From Operations	$168,482	167,152	$654,362	652,857

NAREIT FFO per share (diluted)	$1.00	0.98	$3.89	3.83
Weighted average shares (diluted)	168,638	170,192	168,235	170,450

Reconciliation of NAREIT FFO to Core Operating Earnings:
NAREIT Funds From Operations	$168,482	167,152	$654,362	652,857
Adjustments to reconcile to Core Operating Earnings(1):
Non Comparable Items
Gain on sale of land(2)	-	(5,628)	-	(6,659)
Provision for impairment to land (2)	-	-	-	542
Early extinguishment of debt	-	-	11,982	11,172
Interest on bonds for period from notice to redemption	-	-	367	600
Certain Non Cash Items
Straight line rent, net	(1,384)	(3,652)	(8,524)	(17,292)
Above/below market rent amortization, net	(13,833)	(7,440)	(44,666)	(34,171)
Debt premium/discount amortization	(395)	(536)	(1,776)	(3,263)
Core Operating Earnings	$152,870	149,896	$611,745	603,786

Core Operating Earnings per share (diluted)	$0.91	0.88	$3.64	3.54
Weighted average shares (diluted)	168,638	170,192	168,235	170,450

Additional Disclosures:

Other Non Cash Expense(1)
Derivative amortization	$1,650	2,102	$7,564	8,408
Debt cost amortization	1,508	1,374	5,897	5,578
Stock-based compensation	4,128	4,436	16,254	16,745
Other Non Cash Expense	$7,286	7,912	$29,715	30,731

Maintenance and Leasing Capital Expenditures(3)
Tenant allowance and landlord work	$10,446	7,679	$43,161	47,274
Building improvements	13,498	13,327	28,757	31,099
Leasing commissions(4)	2,862	4,737	10,028	15,914
Capital Expenditures	$26,806	25,743	$81,946	94,287

(1)

Includes Regency’s consolidated entities and its pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests, which can be found of page 7.

(2)

Effective January 1, 2019, Regency prospectively adopted the NAREIT FFO White Paper - 2018 Restatement, and elected the option of excluding gains on sales and impairments of land, which are considered incidental to the Company’s main business. Prior period amounts were not restated to conform to the current year presentation of NAREIT FFO, and therefore include gains on sales and impairments of land.

(3)	Includes Regency’s consolidated entities and its pro-rata share of unconsolidated co-investment partnerships.
(4)	On January 1, 2019, Regency adopted ASC Topic 842, Leases, under which non-contingent internal leasing costs can no longer be capitalized.

Supplemental Information	9

Reconciliations of Non-GAAP Financial Measures and Additional Disclosures (continued)

For the Periods Ended December 31, 2019 and 2018

(in thousands)

	Three Months Ended		Year to Date
	2019	2018	2019	2018
Reconciliation of Net Income to NAREIT EBITDAre:

Net Income	$41,131	79,736	$243,258	252,325
Adjustments to reconcile to NAREIT EBITDAre(1):
Interest expense	44,375	43,522	177,221	174,770
Income tax expense	394	-	757	-
Depreciation and amortization	100,120	101,519	407,304	395,005
Gain on sale of operating properties	(13,087)	(21,335)	(52,958)	(25,293)
Provision from impairment to operating properties	42,076	8,994	65,074	37,895
Gain (loss) on sale of land(2)	(246)	-	(706)	-
NAREIT EBITDAre	$214,763	212,436	$839,950	834,702

Reconciliation of NAREIT EBITDAre to Operating EBITDAre:

NAREIT EBITDAre	$214,763	212,436	$839,950	834,702
Adjustments to reconcile to Operating EBITDAre(1):
Gain on sale of land(2)	-	(5,628)	-	(6,659)
Provision for impairment to land	-	-	-	542
Early extinguishment of debt	-	-	11,982	11,172
Straight line rent, net	(1,304)	(3,653)	(8,641)	(17,390)
Above/below market rent amortization, net	(13,846)	(7,449)	(44,723)	(34,208)
Operating EBITDAre	$199,613	195,706	$798,568	788,159

(1)	Includes Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships.
(2)

Effective January 1, 2019, Regency prospectively adopted the NAREIT FFO White Paper - 2018 Restatement, and elected the option of excluding gains on the sales and impairments of land, which are considered incidental to the Company's main business. Prior period amounts were not restated to conform to the current year presentation of NAREIT FFO, and therefore include gains on sales and impairments of land.

Supplemental Information	10

Summary of Consolidated Debt

December 31, 2019 and 2018

(in thousands)

Total Debt Outstanding:	12/31/2019	12/31/2018
Notes Payable:
Fixed rate mortgage loans	$455,411	$493,263
Variable-rate mortgage loans	34,998	37,893
Fixed rate unsecured public debt	2,754,322	2,286,357
Fixed rate unsecured private debt	190,430	188,965
Unsecured credit facilities:
Revolving line of credit	220,000	145,000
Term Loans	264,383	563,734
Total	$3,919,544	$3,715,212

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (1)	Total	Weighted Average Contractual Interest Rate on Maturities
2020	$11,285	39,074	-	50,359	3.95%
2021	11,598	74,101	-	85,699	4.33%
2022	11,797	5,848	785,000	802,645	2.87%
2023	10,124	59,374	-	69,498	3.35%
2024	5,301	90,742	250,000	346,043	3.70%
2025	4,207	24,000	250,000	278,207	3.78%
2026	4,420	88,000	200,000	292,420	3.83%
2027	4,312	32,915	525,000	562,227	3.63%
2028	3,350	170	300,000	303,520	4.13%
2029	602	146	425,000	425,748	2.95%
>10 years	4,821	72	725,000	729,893	4.44%

Unamortized debt premium/(discount), net of issuance costs	-	4,150	(30,865)	(26,715)
	$71,817	418,592	3,429,135	3,919,544	3.49%

Percentage of Total Debt:	12/31/2019	12/31/2018
Fixed	93.5%	95.1%
Variable	6.5%	4.9%

Current Weighted Average Contractual Interest Rates:(2)
Fixed	3.75%	3.80%
Variable	2.73%	3.40%
Combined	3.49%	3.90%

Current Weighted Average Effective Interest Rate:(3)
Combined	3.65%	4.10%

Average Years to Maturity:
Fixed	10.3	8.2
Variable	2.2	3.1

(1)	Includes unsecured public and private placement debt, unsecured term loan, and unsecured revolving line of credit.
(2)	Interest rates are calculated as of the quarter end.
(3)

Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility fees.

Supplemental Information	11

Summary of Consolidated Debt

December 31, 2019 and 2018

(in thousands)

		Contractual		Effective
Lender	Collateral	Rate		Rate(1)	Maturity	12/31/2019	12/31/18
Secured Debt - Fixed Rate Mortqaqe Loans
Nationwide Bank	Kent Place	3.30%			04/01/20	$8,250	$8,250
CUNA Mutual Insurance Society	Ocala Corners	6.45%			04/01/20	3,891	4,148
New York Life Insurance Company	Scripps Ranch Marketplace	3.80%			11/10/20	27,000	27,000
Wells Fargo	University Commons	5.50%			01/10/21	35,824	36,425
Jefferson Pilot	BridgeMill	7.94%			05/05/21	4,582	5,109
John Hancock Life Insurance Company	Kirkwood Commons	7.68%			10/01/22	8,050	8,742
Wells Fargo	Hewlett I	4.41%			01/06/23	9,400	9,559
TD Bank	Black Rock Shopping Center	2.80%			04/01/23	19,767	20,000
State Farm Life Insurance Company	Tech Ridge Center	5.83%			06/01/23	4,554	5,694
American United Life Insurance Company	Westport Plaza	7.49%			08/01/23	2,385	2,651
TD Bank	Brickwalk Shopping Center	3.19%			11/01/23	32,952	33,000
Genworth Life Insurance Company	Aventura, Oakbrook & Treasure Coast	6.50%			02/28/24	12,067	14,455
Prudential Insurance Company of America	4S Commons Town Center	3.50%			06/05/24	85,000	85,000
Ellis Partners	Pruneyard	4.00%			06/30/24	2,200	-
Great-West Life & Annuity Insurance Co	Erwin Square	3.78%			09/01/24	10,000	10,000
PNC Bank	Circle Marina Center	2.54%			03/17/25	24,000	-
Metropolitan Life Insurance Company	Westbury Plaza	3.76%			02/01/26	88,000	88,000
PNC Bank	Fellsway Plaza	4.07%			06/02/27	37,166	37,500
New York Life Insurance	Oak Shade Town Center	6.05%			05/10/28	6,954	7,570
New York Life Insurance	Von's Circle Center	5.20%			10/10/28	7,083	7,699
Connecticut General Life Insurance Company	Copps Hill Plaza	6.06%			01/01/29	12,306	13,293
City of Rollingwood	Shops at Mira Vista	8.00%			03/01/32	215	225
Reliastar Life Insurance Company	Circle Center West	5.01%			10/01/36	9,513	9,864
Allianz Life Insurance Company	Willow Festival	7.25%			01/10/20	-	39,505
Peoples United Bank	The Village Center	6.25%			06/01/19	-	13,434
Unamortized premiums on assumed debt of acquired properties, net of issuance costs						4,252	6,140
Total Fixed Rate Mortgage Loans		4.13%		3.82%		$455,411	$493,263

Unsecured Debt
Debt Offering (10/22/12)	Fixed-rate unsecured	3.75%			11/15/22	$300,000	$300,000
Debt Offering (5/16/14)	Fixed-rate unsecured	3.75%			06/15/24	250,000	250,000
Debt Offering (8/17/15)	Fixed-rate unsecured	3.90%			11/01/25	250,000	250,000
Debt Placement (5/11/2016)	Fixed-rate unsecured	3.81%			05/11/26	100,000	100,000
Debt Placement (8/11/2016)	Fixed-rate unsecured	3.91%			08/11/26	100,000	100,000
Debt Offering (1/17/17)	Fixed-rate unsecured	3.60%			02/01/27	525,000	525,000
Debt Offering (3/9/18)	Fixed-rate unsecured	4.13%			03/15/28	300,000	300,000
Debt Offering (8/13/19)	Fixed-rate unsecured	2.95%			09/15/29	425,000	-
Debt Offering (1/17/17)	Fixed-rate unsecured	4.40%			02/01/47	425,000	425,000
Debt Offering (3/6/19)	Fixed-rate unsecured	4.65%			03/15/49	300,000	-
Term Loan	Fixed-rate unsecured	2.00%	(2)		01/05/22	265,000	265,000
Revolving Line of Credit	Variable-rate unsecured	LIBOR + 0.875%	(3)		03/23/22	220,000	145,000
Debt Offering (10/7/10)	Fixed-rate unsecured	4.80%			04/15/21	-	250,000
Term Loan	Fixed-rate unsecured	2.77%			12/02/20	-	300,000
Unamortized debt discount and issuance costs						(30,865)	(25,944)
Total Unsecured Debt, Net of Discounts		3.70%		3.92%		$3,429,135	$3,184,056

Variable Rate Mortgage Loans
PNC Bank	Market at Springwoods Village	LIBOR + 1.50%			03/28/21	$7,350	$10,309
TD Bank, N.A.	Concord Shopping Plaza	LIBOR + 0.95%			12/21/21	27,750	27,750
Unamortized debt discount and issuance costs						(102)	(166)
Total Variable Rate Mortgage Loans		2.76%		2.94%		$34,998	$37,893

Total		3.49%		3.65%		$3,919,544	$3,715,212

(1)

Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility and unused fees.

(2)	The interest rate on the underlying debt is LIBOR + 0.95%, with an interest rate swap in place to fix the interest rate on the entire $265 million balance at 2.00% through maturity.
(3)

Rate applies to drawn balance only. Additional annual facility fee of 0.15% applies to entire $1.25 billion line of credit. Maturity is subject to two additional six-month periods at the Company’s option.

Supplemental Information	12

Summary of Unsecured Debt Covenants and Leverage Ratios

December 31, 2019

(in thousands)

Outstanding Unsecured Public Debt:	Origination	Maturity	Rate	Balance
	10/25/12	11/15/22	3.750%	$300,000
	05/16/14	06/15/24	3.750%	$250,000
	08/17/15	11/01/25	3.900%	$250,000
	01/17/17	02/01/27	3.600%	$525,000
	03/09/18	03/15/28	4.125%	$300,000
	08/20/19	09/15/29	2.950%	$425,000
	01/17/17	02/01/47	4.400%	$425,000
	03/06/19	03/15/49	4.650%	$300,000

Unsecured Public Debt Covenants:	Required	9/30/19	6/30/19	3/31/19	12/31/18
Fair Market Value Calculation Method Covenants (1) (2)
Total Consolidated Debt to Total Consolidated Assets	≤ 65%	29%	28%	28%	28%
Secured Consolidated Debt to Total Consolidated Assets	≤ 40%	4%	4%	4%	4%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	5.3x	5.5x	5.4x	5.1x
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	358%	372%	371%	372%

Ratios:	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18
Consolidated only

Net debt to total market capitalization	26.4%	24.7%	24.5%	24.3%	27.2%
Net debt to real estate assets, before depreciation	32.7%	33.0%	32.1%	32.1%	32.2%
Net debt to total assets, before depreciation	29.7%	29.9%	29.0%	28.9%	29.5%

Net debt to Operating EBITDAre - TTM	4.9x	5.0x	4.8x	4.7x	4.8x
Fixed charge coverage	5.0x	5.0x	5.0x	4.9x	4.9x
Interest coverage	5.3x	5.4x	5.4x	5.3x	5.2x

Unsecured assets to total real estate assets	88.6%	88.7%	88.9%	87.7%	87.8%
Unsecured NOI to total NOI - TTM	90.0%	90.0%	90.0%	89.1%	89.3%
Unencumbered assets to unsecured debt	287%	291%	301%	298%	300%

Total Pro-Rata Share

Net debt to total market capitalization	29.0%	27.2%	27.1%	26.9%	29.9%
Net debt to real estate assets, before depreciation	34.6%	34.8%	34.0%	34.0%	34.2%
Net debt to total assets, before depreciation	31.4%	31.6%	30.8%	30.7%	31.3%

Net debt to Operating EBITDAre - TTM	5.4x	5.5x	5.3x	5.3x	5.3x
Fixed charge coverage	4.3x	4.3x	4.3x	4.2x	4.2x
Interest coverage	4.7x	4.7x	4.7x	4.6x	4.6x

(1)

For a complete listing of all Debt Covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the Securities and Exchange Commission.

(2)	Debt covenant disclosure is in arrears due to current quarter calculations being dependent on the Company’s most recent Form 10-Q or Form 10-K filing.

Supplemental Information	13

Summary of Unconsolidated Debt

December 31, 2019 and 2018

(in thousands)

Total Debt Outstanding:	12/31/19	12/31/18
Mortgage loans payable:
Fixed rate secured loans	$1,441,840	$1,487,530
Variable rate secured loans	115,992	102,482
Unsecured credit facilities variable rate	19,635	19,635
Total	$1,577,467	$1,609,647

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Regency's Pro Rata Share	Weighted Average Contractual Interest Rate on Maturities
2020	$17,043	338,608	-	355,651	115,953	5.18%
2021	11,048	269,942	19,635	300,625	104,375	4.47%
2022	7,811	170,702	-	178,513	68,417	4.39%
2023	2,989	171,608	-	174,597	65,096	4.76%
2024	1,513	33,690	-	35,203	14,160	3.90%
2025	1,339	162,000	-	163,339	49,380	3.62%
2026	1,145	79,286	-	80,431	32,114	3.83%
2027	1,078	115,000	-	116,078	23,378	3.80%
2028	929	62,450	-	63,379	22,088	4.26%
2029	337	60,000	-	60,337	12,067	4.34%
>10 Years	1,727	55,497	-	57,224	21,445	4.12%
Unamortized debt premium/(discount) and issuance costs (2)	-	(7,910)	-	(7,910)	(2,425)
	$46,959	1,510,873	19,635	1,577,467	526,048	4.44%

Percentage of Total Debt:	12/31/19	12/31/18
Fixed	91.40%	92.41%
Variable	8.60%	7.59%

Current Weighted Average Contractual Interest Rates:(1)
Fixed	4.48%	4.62%
Variable	3.95%	4.64%
Combined	4.44%	4.62%

Current Weighted Average Effective Interest Rates:(2)
Combined	4.58%	4.83%

Average Years to Maturity:
Fixed	4.1	4.7
Variable	0.6	1.6

(1)	Interest rates are calculated as of the quarter end.
(2)

Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost, amortization, interest rate swaps, and facility and unused fees.

Supplemental Information	14

Unconsolidated Investments

December 31, 2019

(in thousands)

					Regency
Investment Partner and	Number of	Total	Total	Total	Ownership	Share	Investment	Equity
Portfolio Summary Abbreviation	Properties	GLA	Assets	Debt	Interest	of Debt	12/31/2019	Pick-up
State of Oregon
(JV-C, JV-C2)	20	2,219	$525,213	$245,453	20.00%	$49,091	$48,654	$3,374
(JV-CCV)	1	558	96,101	59,885	30.00%	17,966	10,641	1,062
	21	2,777	621,314	305,338
GRI
(JV-GRI)	68	8,747	1,612,459	912,168	40.00%	364,867	187,597	43,536

CalSTRS
(JV-RC)	6	611	109,226	-	25.00%	-	26,417	3,796

NYSCRF
(JV-NYC)	6	1,152	260,512	131,464	30.00%	39,439	41,422	(9,967)

USAA (1)
(JV-USA)	7	683	87,231	104,024	20.01%	20,813	(3,943)	1,028

Publix
(JV-O)	2	211	26,375	-	50.00%	-	13,017	1,515

Individual Investors (2)	6	869	441,767	124,473	18.4% - 50.00%	33,872	141,774	16,612
(JV-O)

	116	15,050	$3,158,884	$1,577,467		$526,048	$465,579	$60,956

(1)

The USAA partnership has distributed proceeds from debt refinancing and real estate sales in excess of Regency’s carrying value of its investment resulting in a negative investment balance, which is classified within Accounts Payable and Other Liabilities in the Consolidated Balance Sheets.

(2)

Includes our investment in the Town and Country shopping center, which began with an initial 9.4% ownership interest in 2018, with an additional 9.0% interest acquired during 2019.  In January 2020, we purchased our remaining 16.6% interest, to bring our total ownership interest to 35%.

Supplemental Information	15

Property Transactions

December 31, 2019

(in thousands)

Acquisitions:

Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Regency's Share of Purchase Price	Weighted Average Cap Rate	Anchor(s)(1)
Feb-19	Melrose Market		Seattle, WA	21	$15,500		-
Jun-19	6401 Roosevelt		Seattle, WA	8	3,550		(Whole Foods)
Jul-19	The Pruneyard		Campbell, CA	258	212,500		Trader Joe's, Marshalls, The Sports Basement
Sep-19	Circle Marina Center		Long Beach, CA	118	50,000		Staples, Big 5 Sporting Goods
Total				405	$281,550	4.5%

Dispositions:

Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Regency's Share of Purchase Price	Weighted Average Cap Rate	Anchor(s)(1)
Jan-19	Ashburn Farm Market Center		Ashburn, VA	92	$30,850		Giant Food
Jan-19	Gayton Crossing	GRI (40%)	Richmond, VA	158	11,600		Gold's Gym, (Kroger)
Jan-19	Ambassador Row		Lafayette, LA	195	20,150		Big Lots, Jo-Ann Fabrics, Planet Fitness
Jan-19	Ambassador Row Courtyards		Lafayette, LA	150	9,950		Bed Bath and Beyond, Tuesday Morning
Feb-19	King Farm Village Center	CalSTRS (25%)	Rockville, MD	118	10,000		Safeway
Mar-19	Phillips Place	Other (50%)	Charlotte, NC	133	36,500		Regal Cinemas
Mar-19	Siegen Village		Baton Rouge, LA	170	17,450		Big Lots, Office Depot, Planet Fitness, Dollar Tree, Party City
Aug-19	Bluebonnet Village		Baton Rouge, LA	102	14,250		Rouses Market, Office Depot
Oct-19	Bluffs Square Shoppes		Jupiter, FL	124	25,900		Publix, Walgreens
Oct-19	Elmwood Oaks Shopping Center		Harahan, LA	138	15,000		Academy Sports, Dollar Tree, Lifestyle Appliances
Nov-19	Town Center at Sterling	GRI (40%)	Sterling, VA	188	17,900		Giant Food, Planet Fitness
Total				1,568	$209,550	7.5%

(1)	Retailers in parenthesis are shadow anchors and not a part of the owned property.

Supplemental Information	16

Summary of In Process Developments and Redevelopments

December 31, 2019 (in thousands)

In Process Ground Up Developments
Shopping Center Name	Market	Grocer/Anchor Tenant	GLA	% Leased	% Leased & Committed	Project Start	Estimated Initial Rent Commencement(a)	Estimated Stabilization Year(b)	REG'S Estimated Net Project Costs	% of Costs Incurred	Stabilized Yield
Culver Public Market	Los Angeles, CA	Urbanspace	27	49%	49%	Q2-2019	1H-2021	2022	$27,313	18%	6.0%
Carytown Exchange (1)	Richmond, VA	Publix	116	50%	61%	Q4-2018	1H-2021	2023	26,860	31%	7.3%
The Village at Hunter's Lake	Tampa, FL	Sprouts	72	95%	100%	Q4-2018	1H-2020	2021	22,056	58%	8.0%
Subtotal In Process Ground Up Developments			215	65%	73%				$76,229	34%	7.1%

In Process Redevelopments
Shopping Center Name	Market	Grocer/Anchor Tenant	GLA	% Leased	% Leased & Committed	Project Start	Estimated Initial Rent Commencement(a)	Estimated Stabilization Year(b)	REG'S Estimated Net Project Costs	% of Costs Incurred	Incremental Stabilized Yield
West Bird Plaza	Miami, FL	Publix	99	99%	99%	Q4-2019	2H-2021	2022	$10,338	4%	7.0%
Sheridan Plaza	Hollywood, FL	Publix, Burlington	506	93%	93%	Q3-2019	2H-2020	2022	14,302	5%	8.1%
Tech Ridge	Austin, TX	HEB & Pinstack	215	88%	88%	Q1-2019	1H-2020	2021	7,739	83%	5.9%
Point 50	Metro, DC	Whole Foods	48	71%	87%	Q4-2018	2H-2020	2022	17,522	44%	8.0%
Pablo Plaza Ph II	Jacksonville, FL	Whole Foods	161	98%	98%	Q4-2018	1H-2021	2022	14,627	67%	6.2%
Bloomingdale Square	Tampa, FL	Publix, LA Fitness	254	94%	94%	Q3-2018	2H-2019	2022	19,904	76%	9.1%
Various Properties (where estimated incremental costs are less than $10 Million)	Various	Various	1,604	95%	96%				29,440	42%	8.9%
Subtotal In Process Redevelopments			2,888	94%	95%				$113,872	46%	8.0%

Total In Process Ground Up Developments and Redevelopments			3,103	92%	93%				$190,102	41%	7.6%

Total In Process Major Redevelopments (see page 20)			1,627	87%	89%				$160,656	19%	7.1%

Total In Process Ground Up Developments, Redevelopments, and Major Redevelopments			4,730	90%	92%				$350,757	36%	7.3%

Supplemental Information	17

Summary of In Process Developments and Redevelopments

December 31, 2019 (in thousands)

Current Year Development Completions
Shopping Center Name	Market	Grocer/Anchor Tenant	GLA	% Leased	% Leased & Committed	Project Start	Estimated Initial Rent Commencement(a)	Estimated Stabilization Year(b)	REG'S Estimated Net Project Costs	% of Costs Incurred	Incremental Stabilized Yield
Ballard Blocks II (2)	Seattle, WA	PCC Community Markets & West Marine	115	95%	99%	Q1-2018	2H-2019	2021	$32,487	96%	6.3%
Mellody Farm	Chicago, IL	Whole Foods, Nordstrom Rack & REI	259	96%	96%	Q2-2017	2H-2018	2021	104,213	93%	6.8%
Pinecrest Place	Miami, FL	Whole Foods (Target)	70	92%	92%	Q1-2017	1H-2018	2021	16,367	94%	8.1%
The Village at Riverstone	Houston, TX	Kroger	167	95%	97%	Q4-2016	2H-2018	2021	29,884	97%	8.2%
Midtown East (3)	Raleigh, NC	Wegmans	159	97%	97%	Q4-2017	2H-2019	2021	23,115	94%	7.7%
Indigo Square	Charleston, SC	Publix Greenwise Market	51	95%	95%	Q4-2017	1H-2019	2021	17,111	96%	8.2%
Subtotal Development Completions			820	95%	96%				$223,176	95%	7.2%

Current Year Redevelopment Completions
Shopping Center Name	Market	Grocer/Anchor Tenant	GLA	% Leased	% Leased & Committed	Project Start	Estimated Initial Rent Commencement(a)	Estimated Stabilization Year(b)	REG'S Estimated Net Project Costs	% of Costs Incurred	Incremental Stabilized Yield
Various Properties (where estimated incremental costs are less than $10 Million)	Various	Various	379	97%	97%				$7,548	93%	7.0%
Subtotal Development Completions			379	97%	97%				$7,548	93%	7.0%

Total In Process Ground Up Developments and Redevelopments			1,199	96%	97%				$230,724	94%	7.2%

*	In Process Redevelopments include densification redevelopment, transformative projects where square footage is added. Projects are included in same property NOI unless otherwise noted.
**

Regency’s Estimated Net GAAP Project Costs, after additional interest and overhead capitalization, are $81,735 for Developments In Process with an estimated stabilized yield of 6.6% and $120,074 for Redevelopment In Process with an estimated incremental stabilized yield of 7.6%. Percent of costs incurred is 34% for Developments and 46% for Redevelopments In Process.

(1)	Reflects Regency’s share of Estimated Net Development Costs After JV Buyout at 65% controlling interest.
(2)	Reflects Regency’s share of Estimated Net Development Costs After JV Buyout at 49.9% noncontrolling interest.
(3)	Reflects Regency’s share of Estimated Net Development Costs After JV Buyout at 50% noncontrolling interest.
(4)	Retailers in parenthesis are shadow anchors and not a part of the owned property.

Note: NOI from Properties in Development and NOI adjustment for Development Completions not yet stabilized have been relocated to Components of NAV on page 34.

(a)	Estimated Initial Rent Commencement represents the estimated date that the anchor or first tenants at each project will rent commence.
(b)	Estimated Stabilization Year represents the estimated first full calendar year that the project will reach the stated stabilized yield.

Supplemental Information	18

Summary of In Process Developments and Redevelopments

December 31, 2019

(in thousands)

In Process Ground Up Developments

Shopping Center Name	Market	Grocer / Anchor Tenant	GLA	Description
Culver Public Market	Los Angeles, CA	Urbanspace	27	Located in West LA's high barrier-to-entry trade area, dynamic city retail to be anchored by a market hall operator with additional inline retail shops.
Carytown Exchange	Richmond, VA	Publix	116	Located in Richmond's most desirable retail corridor, Carytown is anchored by Publix and complemented by street retail and unparalleld desireable structured parking.
The Village at Hunter's Lake	Tampa, FL	Sprouts	72

Located in the growing submarket of New Tampa, Hunter's Lake is a horizontal mixed-use project featuring a Sprouts anchored retail center, a County owned community center, and 250 multifamily units (N.A.P.).

Subtotal In Process Ground Up Developments			215

In Process Redevelopments

Shopping Center Name	Market	Grocer / Anchor Tenant	GLA	Description
West Bird Plaza	Miami, FL	Publix	99	Demolish Publix and adjacent CVS space and construct new 48K SF Publix; update façade and additional sitework improvements.
Sheridan Plaza	Hollywood, FL	Publix, Burlington	506	Repositioning with addition of Burlington, façade renovations and other placemaking enhancement.
Tech Ridge	Austin, TX	HEB & Pinstack	215	Demolish vacant 21K SF retail building and construct 49K SF retail building for Pinstack, a premier entertainment venue.
Point 50	Metro, DC	Whole Foods	48	Demolish deteriorated center and develop new 30K SF Whole Foods, and 18K SF of shop space. Property did not generate NOI in 2018 or 2019.
Pablo Plaza Ph II	Jacksonville, FL	Whole Foods	161

Redevelop former Office Depot box for Whole Foods; relocate Office Depot (completed in 2019); acquire and release restaurant pad; acquire convenience store parcel to renovate/release; façade renovations and site enhancements to center.

Bloomingdale Square	Tampa, FL	Publix, LA Fitness	254

Reconfiguration of the former Walmart box for the relocation and expansion of Publix and HOME centric; backfilling the former Publix box with LA Fitness; construction of an additional 14K SF retail shop building; facade renovations and enhancements to remaining center.

Various Properties	Various	Various	1,604	Various properties where estimated incremental costs are less than $10 Million
Subtotal In Process Redevelopments			2,888

Total In Process Ground Up Developments and Redevelopments			3,103

Supplemental Information	19

Summary of In Process Developments and Redevelopments

December 31, 2019

(in thousands)

In Process Major Redevelopments
Shopping Center Name	Market	Grocer / Anchor Tenant	GLA	% Leased	% Leased & Committed	Project Start	Estimated Initial Rent Commencement(a)	Estimated Stabilization Year(b)	REG'S Estimated Net Project Costs	% of Costs Incurred	Stabilized Yield
Serramonte Center	San Francisco, CA	Macy's/Target/Regal Cinemas/ Dick's Sporting Goods/ Ross/Nordstrom Rack	1,140	98%	98%						5.5%
PH I: Regal Cinemas & Crunch relocation						Q4-2019	1H-2021	2023	$54,072	4%
PH II: Interior Mall							2H-2020	2021	+/- $40,000
PH III: JCPenney Box							1H-2023	2024	+/- $40,000
The Abbot	Boston, MA	Retail/Office users	65	0%	29%	Q2-2019	1H-2021	2022	52,342	20%	9.3%
Market Common Clarendon Office	Metro, DC	luxury fitness user	422	73%	74%	Q4-2018	1H-2021	2023	54,241	32%	8.9%
Total In Process Major Redevelopments			1,627	87%	89%				$160,656	19%	7.1%

Project Descriptions
Shopping Center Name	Description
Serramonte Center

Addition of new retail that will augment the evolving merchandising mix, complemented by development of new hotel by a best-in-class developer on a ground lease, at this A mall. Approximately $1.5M of the Property NOI will come offline in 2020. Redevelopment will consist of 3 separate projects phased over approximately 4 years:

PH I: Addition of New theater plus relocation of Crunch Fitness to a new OP building.

PH II: Renovation and modernization of the interior common area of the mall, estimated project start in 2020.

PH III: Redevelopment of the JCPenney box for a potential specialty grocer and small shops (JCP is paying rent through 5/2020), estimated project start in 2021.

The Abbot

Generational redevelopment and densification of 3 historic buildings in the heart of Harvard Square into mixed-use project with retail and office. Entire $1.1M of Property NOI came offline in early 2019.

Market Common Clarendon Office

Redevelopment of vacant 1960's era office building into a 130K SF modern, mixed-use building anchored by a luxury fitness club user; two story of creative office, and ground floor retail to complement the dominant community shopping center in Arlington, VA.

*	In Process Redevelopments include densification redevelopment, transformative projects where square footage is added. Projects are included in same property NOI unless otherwise noted.
**

Regency’s Estimated Net GAAP Project Costs, after additional interest and overhead capitalization, are $250,832 for Major Redevelopments In Process with an estimated incremental stabilized yield of 6.7%.  Percent of costs incurred is 13% for Major Redevelopments In Process.

(a)	Estimated Initial Rent Commencement represents the estimated date that the anchor or first tenants at each project will rent commence.
(b)	Estimated Stabilization Year represents the estimated first full calendar year that the project will reach the stated stabilized yield.
(c)	Total In Process are REG Estimated Net Project Costs of projects that have started.

Supplemental Information	20

Major Redevelopment Pipeline

December 31, 2019

(in thousands)

Select Operating Properties with Near Term Redevelopment*
Shopping Center Name	Market	GLA	% Leased	Estimated Project Start	REG’s Estimated Incremental Project Costs	Current Description
Gateway Plaza at Aventura	Miami, FL	30	0%	2020	$10,000 - $15,000

Located on Biscayne Boulevard in a vibrant sub-market of Miami, project will redevelop existing building (prior Babies R Us) with potential to bring a specialty grocer to the center and densify with additional retail GLA; Stabilization estimated 24 - 36 months after project start.

Westbard Square (fka Westwood Shopping Center)	Bethesda, MD	168	87%	2020	$110,000 - $125,000

Converting dated Giant anchored shopping center into a vibrant vertical mixed-use project consisting of retail, anchored by Giant, 200 units of multi-family, 100 units of assisted living, and 100 for-sale townhomes. Estimated incremental project costs include Regency's non-retail co-investment. Phase I (retail) expected to open in 2022 and Phase II (retail + multi-family) units expected to open in 2025. Approximately $1M of the current NOI will come offline in 2020. Project Stabilization estimated at 2025/2026.

Hancock Center	Austin, TX	410	53%	2020/2021	$55,000 - $65,000

Transformative adaptive reuse of former Sears building (REG received Sears rent through 2/19) into non-retail use, in addition to potential expansion of HEB and backfill of former Sears auto center.  Project has strong demand for retail and non-retail in this desirable infill market; Project Stabilization approximately 3 years after start.

Costa Verde Center	San Diego, CA	179	84%	2021	$175,000 - $200,000

Large-scale redevelopment of existing Shopping Center with new retail, office, hotel (on a ground lease) and structured parking, adjacent to new transit station.  Office component will be in a partnership with a best in class office REIT. Approximately $1M of NOI will come offline in 2020, an additional $3M of NOI will come offline by early 2021, with approximately $1M of NOI remaining online in 2021 and 2022. Initial occupancy for project expected in 2023, and Project Stabilization will be approximately 4 years after start.

Town and Country Center	Los Angeles, CA	230	38%	2021	$20,000 - $30,000

Redevelopment of vacant former K-Mart box with new retail below 325 mid-rise apartments on a ground lease. Effective January 2020, Regency purchased an additional 16.6% interest, bringing our total ownership interest to 35%.

Estimated Incremental Stablized Yield					+/- 7.0%

*Selection reflects material under earning operating properties with near term redevelopment that is within approximately 24 months. Selection does not incorporate all pipeline opportunities.

Note: Scope, economics and timing of development and redevelopment program and projects could change materially from estimates provided.

Supplemental Information	21

Leasing Statistics - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships

December 31, 2019

(Retail Operating Properties Only)

Leasing Statistics - Comparable
Total	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread %	Weighted Avg. Lease Term	Tenant Allowance and Landlord Work/Sq. Ft.
4th Quarter 2019	393	1,764	$25.05	11.3%	6.7	$11.02
3rd Quarter 2019	403	1,684	23.53	6.6%	5.3	5.62
2nd Quarter 2019	371	1,891	19.44	7.0%	5.3	3.95
1st Quarter 2019	240	1,075	22.05	8.8%	5.3	4.01
Total - 12 months	1,407	6,414	$22.50	8.5%	5.7	$6.39

New Leases	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread %	Weighted Avg. Lease Term	Tenant Allowance and Landlord Work/Sq. Ft.
4th Quarter 2019	97	492	$23.35	19.6%	11.0	$39.25
3rd Quarter 2019	97	260	30.52	10.0%	8.0	32.37
2nd Quarter 2019	92	227	26.93	6.9%	6.8	24.12
1st Quarter 2019	53	163	28.41	13.2%	8.1	25.57
Total - 12 months	339	1142	$26.45	13.1%	9.1	$32.70

Renewals	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread %	Weighted Avg. Lease Term	Tenant Allowance and Landlord Work/Sq. Ft.
4th Quarter 2019	296	1,273	$25.67	8.8%	5.2	$0.85
3rd Quarter 2019	306	1,424	22.14	5.7%	4.7	0.29
2nd Quarter 2019	279	1,663	18.37	7.0%	5.1	1.09
1st Quarter 2019	187	912	21.04	7.9%	4.8	0.59
Total - 12 months	1,068	5,272	$21.65	7.4%	5.0	$0.74

Leasing Statistics - Comparable and Non-comparable
Total	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft		Weighted Avg. Lease Term	Tenant Allowance and Landlord Work/Sq. Ft.
4th Quarter 2019	458	2,045	$25.79		6.9	$12.77
3rd Quarter 2019	483	1,948	24.04		5.3	8.39
2nd Quarter 2019	435	2,234	20.22		5.4	6.60
1st Quarter 2019	280	1,217	22.11		5.7	7.36
Total - 12 months	1,656	7,444	$23.08		5.8	$8.93

Notes:

•	All amounts reported at execution.
•	Number of leasing transactions and GLA leased reported at 100%; All other statistics reported at pro-rata share.
•	Rent spreads are calculated on a comparable-space, cash basis for new and renewal leases executed and include all teasing transactions, including spaces vacant > 12 months.
•

Tenant Allowance & Landlord Work are costs required to make the space leasable and include improvements of a space as it relates to a specific lease. These costs include tenant improvements and inducements.

•	Excludes Non-Retail Properties

Supplemental Information	22

Average Base Rent by CBSA - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships

December 31, 2019

(in thousands)

Largest CBSAs by Population (1)	Number of Properties	GLA	% Leased(2)	ABR	ABR/Sq. Ft.	% of Number of Properties	% of GLA	% of ABR
New York-Newark-Jersey City	16	1,735	94.2%	$64,378	$39.38	3.8%	4.1%	7.0%
Los Angeles-Long Beach-Anaheim	27	2,548	97.6%	69,948	28.14	6.4%	6.0%	7.6%
Chicago-Naperville-Elgin	11	1,628	96.6%	29,955	19.04	2.6%	3.8%	3.2%
Dallas-Fort Worth-Arlington	12	775	97.1%	17,067	22.67	2.9%	1.8%	1.8%
Houston-Woodlands-Sugar Land	13	1,590	97.5%	29,764	19.20	3.1%	3.7%	3.2%
Washington-Arlington-Alexandri	29	2,195	91.4%	54,016	26.91	6.9%	5.1%	5.9%
Miami-Ft Lauderdale-W Palm Bch	45	5,371	93.5%	104,849	20.87	10.7%	12.6%	11.4%
Philadelphia-Camden-Wilmington	8	696	92.5%	14,734	22.91	1.9%	1.6%	1.6%
Atlanta-Sandy Springs-Roswell	22	2,065	94.5%	42,610	21.82	5.3%	4.8%	4.6%
Boston-Cambridge-Newton	10	955	91.8%	21,075	24.06	2.4%	2.2%	2.3%
Phoenix-Mesa-Scottsdale	--	--	--	--	--	--	--	--
San Francisco-Oakland-Hayward	22	3,851	96.1%	108,191	29.25	5.3%	9.0%	11.7%
Rvrside-San Bernardino-Ontario	2	137	84.8%	3,248	28.02	0.5%	0.3%	0.4%
Detroit-Warren-Dearborn	--	--	--	--	--	--	--	--
Seattle-Tacoma-Bellevue	16	1,163	97.9%	30,878	27.13	3.8%	2.7%	3.3%
Minneapol-St. Paul-Bloomington	5	205	97.2%	3,385	17.03	1.2%	0.5%	0.4%
San Diego-Carlsbad	11	1,536	97.3%	44,287	29.62	2.6%	3.6%	4.8%
Tampa-St. Petersburg-Clearwater	9	1,280	96.0%	22,112	17.99	2.1%	3.0%	2.4%
Denver-Aurora-Lakewood	12	987	95.5%	14,761	15.65	2.9%	2.3%	1.6%
St. Louis	4	408	100.0%	4,391	10.75	1.0%	1.0%	0.5%
Baltimore-Columbia-Towson	5	357	94.3%	8,035	23.88	1.2%	0.8%	0.9%
Charlotte-Concord-Gastonia	4	236	85.7%	4,187	20.71	1.0%	0.6%	0.5%
Orlando-Kissimmee-Sanford	0	0	0.0%	—	—	0.0%	0.0%	0.0%
San Antonio-New Braunfels	--	--	--	--	--	--	--	--
Portland-Vancouver-Hillsboro	5	436	95.0%	8,270	19.95	1.2%	1.0%	0.9%
Top 25 CBSAs by Population	296	30,963	95.1%	$714,038	$23.18	70.6%	72.4%	77.4%

CBSAs Ranked 26 - 50 by Population	61	6,518	93.5%	110,503	18.05	14.5%	15.2%	12.0%

CBSAs Ranked 51 - 75 by Population	23	2,138	96.7%	51,156	24.40	5.5%	5.0%	5.5%

CBSAs Ranked 76 - 100 by Population	11	754	96.9%	11,875	16.24	2.6%	1.8%	1.3%

Other CBSAs	28	2,396	91.8%	35,239	15.98	6.7%	5.6%	3.8%

Total All Properties	419	42,769	94.8%	$922,810	$22.73	100.0%	100.0%	100.0%

(1)	2019 Population Data Source: Synergos Technologies, Inc.
(2)	Includes Properties in Development and leases that are executed but have not commenced.

Supplemental Information	23

Significant Tenant Rents - Wholly Owned and Regency's Pro-Rata Share of

Co-investment Partnerships

(Includes Tenants ≥ 0.5% of ABR)

December 31, 2019

(in thousands)

#	Tenant	Tenant GLA	% of Company- Owned GLA	Total Annualized Base Rent	% of Total Annualized Base Rent	Total # of Leased Stores - 100% Owned and JV	# of Leased Stores in JV
1	Publix	2,757	6.4%	$29,869	3.2%	68	13
2	Kroger Co.(1)	2,855	6.7%	27,716	3.0%	56	15
3	Albertsons Companies, Inc.(2)	1,819	4.3%	25,960	2.8%	46	18
4	TJX Companies, Inc.(3)	1,345	3.1%	22,519	2.4%	62	19
5	Whole Foods	1,062	2.5%	22,482	2.4%	33	11
6	CVS	654	1.5%	15,053	1.6%	57	20
7	Ahold/Delhaize(4)	475	1.1%	11,471	1.2%	13	7
8	L.A. Fitness Sports Club	453	1.1%	9,299	1.0%	13	4
9	Bed Bath & Beyond Inc.(5)	498	1.2%	9,235	1.0%	19	-
10	Ross Dress For Less	573	1.3%	8,840	1.0%	26	9
11	Nordstrom(6)	320	0.7%	8,839	1.0%	9	-
12	Trader Joe's	271	0.6%	8,732	0.9%	27	7
13	Gap, Inc(7)	246	0.6%	8,012	0.9%	20	3
14	PETCO Animal Supplies, Inc(8)	308	0.7%	7,393	0.8%	37	11
15	JPMorgan Chase Bank	127	0.3%	7,027	0.8%	39	8
16	JAB Holding Company(9)	181	0.4%	6,964	0.8%	61	14
17	Starbucks	137	0.3%	6,824	0.7%	97	31
18	Bank of America	131	0.3%	6,697	0.7%	42	16
19	Wells Fargo Bank	128	0.3%	6,561	0.7%	49	18
20	Target	570	1.3%	6,365	0.7%	6	2
21	Walgreens Boots Alliance(10)	262	0.6%	6,175	0.7%	25	10
22	Kohl's	612	1.4%	5,859	0.6%	8	2
23	H.E. Butt Grocery Company(11)	347	0.8%	5,858	0.6%	5	-
24	Dick's Sporting Goods, Inc.(12)	340	0.8%	5,516	0.6%	7	2
25	Ulta	170	0.4%	5,110	0.6%	19	3
26	Wal-Mart	660	1.5%	4,746	0.5%	7	-
27	AT&T, Inc	102	0.2%	4,720	0.5%	53	12
28	Best Buy	214	0.5%	4,686	0.5%	6	1
29	Barneys New York	57	0.1%	4,500	0.5%	1	-
30	Staples, Inc.	204	0.5%	4,487	0.5%	11	1
31	Wegmans Food Markets, Inc.	344	0.8%	4,231	0.5%	4	2
	Top Tenants	18,222	42.3%	$311,746	33.7%	926	259

(1)	Kroger 21 / King Soopers 12 / Harris Teeter 9 / Ralphs 9 / Mariano's Fresh Market 3 / Quality Food Centers 2
(2)	Safeway 21 / VONS 7 / Albertson's 4 / Acme Markets 3 / Shaw's 3 / Tom Thumb 3 / Randalls Food & Drug 2 / Star Market 2 / Jewel 1
(3)	TJ Maxx 26 / Homegoods 18 / Marshalls 16 / Sierra Trading Post 1 / Homesense 1
(4)	Giant 8 / Stop & Shop 4 / Food Lion 1
(5)	Bed Bath & Beyond 12 / Cost Plus World Market 5 / Buy Buy Baby 1 / Harmon Face Values 1
(6)	Nordstrom Rack 9
(7)	Old Navy 13 / The Gap 3 / Athleta 2 / Banana Republic 1 / GAP BR Factory 1
(8)	Petco 30 / Unleashed by Petco 7
(9)	Panera 34 / Einstein Bros Bagels 13 / Peet's' Coffee & Tea 11 / Krispy Kreme 3
(10)	Walgreens 24 / Duane Reade 1
(11)	H.E.B. 4 / Central Market 1
(12)	Dick's Sporting Goods 6 / Golf Galaxy 1

Supplemental Information	24

Tenant Lease Expirations - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships

December 31, 2019

(GLA in thousands)

		Anchor Tenants(1)
Year	GLA	Percent of GLA	Percent of Total ABR(3)	ABR
MTM(4)	123	0.3%	0.1%	$8.07
2020	1,563	3.9%	2.5%	14.67
2021	2,513	6.3%	3.4%	12.40
2022	3,018	7.6%	5.3%	15.82
2023	2,700	6.8%	4.9%	16.31
2024	3,531	8.8%	6.1%	15.61
2025	2,044	5.1%	3.7%	16.49
2026	1,449	3.6%	3.1%	19.36
2027	1,300	3.3%	2.4%	16.91
2028	1,550	3.9%	3.0%	17.25
2029	1,211	3.0%	1.7%	12.43
10 Year Total	21,002	53.0%	36.2%	$15.59
Thereafter	4,560	12.0%	8.3%	16.37
	25,562	64.0%	44.5%	$15.73

		Shop Tenants(2)
Year	GLA	Percent of GLA	Percent of Total ABR(3)	ABR
MTM(4)	245	0.6%	0.8%	$29.71
2020	1,754	4.4%	6.3%	32.56
2021	2,086	5.2%	7.6%	32.95
2022	2,279	5.7%	8.5%	33.54
2023	1,933	4.8%	7.5%	34.90
2024	1,876	4.7%	7.0%	33.86
2025	1,177	2.9%	4.8%	36.57
2026	760	1.9%	3.2%	37.57
2027	592	1.5%	2.5%	38.13
2028	614	1.5%	2.8%	41.29
2029	507	1.3%	2.2%	39.55
10 Year Total	13,823	34.6%	53.2%	$34.73
Thereafter	567	22.6%	2.4%	37.99
	14,391	36.0%	55.6%	$34.86

		All Tenants
Year	GLA	Percent of GLA	Percent of Total ABR(3)	ABR
MTM(4)	369	0.9%	0.9%	$22.47
2020	3,317	8.3%	8.9%	24.13
2021	4,598	11.5%	11.1%	21.72
2022	5,297	13.3%	13.7%	23.45
2023	4,633	11.6%	12.3%	24.07
2024	5,406	13.5%	13.1%	21.95
2025	3,221	8.1%	8.5%	23.83
2026	2,209	5.5%	6.3%	25.62
2027	1,892	4.7%	4.9%	23.55
2028	2,165	5.4%	5.8%	24.06
2029	1,718	4.3%	3.9%	20.43
10 Year Total	34,825	87.1%	89.4%	$23.19
Thereafter	5,128	12.9%	10.6%	18.76
	39,953	100%	100%	$22.62

Note: Reflects commenced leases only. Does not account for contractual rent steps and assumes that no tenants exercise renewal options.

(1)	Anchor tenants represent any tenant occupying at least 10,000 square feet.
(2)	Shop tenants represent any tenant occupying less than 10,000 square feet.
(3)	Total Annual Base Rent ("ABR") excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.
(4)	Month to month lease or in process of renewal.

Supplemental Information	25

Portfolio Summary Report By State

December 31, 2019

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	200 Potrero			CA	San Francisco-Oakland-Hayward	31	31	100.0%				Gizmo Art Production, INC.	$13.37
	4S Commons Town Center	M	85%	CA	San Diego-Carlsbad	240	240	100.0%			68	Ralphs, Jimbo's...Naturally!, Bed Bath & Beyond, Cost Plus World Market, CVS, Ace Hardware, Ulta	$33.85
	Amerige Heights Town Center			CA	Los Angeles-Long Beach-Anaheim	89	89	98.9%		143	58	Albertsons, (Target)	$29.91
	Balboa Mesa Shopping Center			CA	San Diego-Carlsbad	207	207	100.0%			42	Von's, Kohl's, CVS	$26.98
	Bayhill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Hayward	122	49	97.1%			32	Mollie Stone's Market, CVS	$26.04
	Blossom Valley	USAA	20%	CA	San Jose-Sunnyvale-Santa Clara	93	19	100.0%			34	Safeway, CVS	$27.81
	Brea Marketplace	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	352	141	99.2%			25	Sprout's, Target, 24 Hour Fitness, Big 5 Sporting Goods, Childtime Childcare, Golf Galaxy, Old Navy	$19.94
	Circle Center West			CA	Los Angeles-Long Beach-Anaheim	64	64	100.0%				Marshalls	$28.42
(2)	Circle Marina Center			CA	Los Angeles-Long Beach-Anaheim	118	118	94.1%				Staples, Big 5 Sporting Goods, Centinela Feed & Pet Supplies	$30.45
	Clayton Valley Shopping Center			CA	San Francisco-Oakland-Hayward	260	260	92.3%			14	Grocery Outlet, Orchard Supply Hardware, CVS, Dollar Tree, Ross Dress For Less	$22.68
	Corral Hollow	RC	25%	CA	Stockton-Lodi	167	42	100.0%			66	Safeway, Orchard Supply & Hardware, CVS	$17.54
	Costa Verde Center			CA	San Diego-Carlsbad	179	179	84.3%			40	Bristol Farms, Bookstar, The Boxing Club	$33.55
	Culver Center			CA	Los Angeles-Long Beach-Anaheim	217	217	95.7%			37	Ralphs, Best Buy, LA Fitness, Sit N' Sleep, Tuesday Morning	$31.91
(2)	Culver Public Market			CA	Los Angeles-Long Beach-Anaheim	27	27	49.4%				Urbanspace	$56.17
	Diablo Plaza			CA	San Francisco-Oakland-Hayward	63	63	100.0%		53	53	(Safeway), (CVS), Beverages & More!	$40.90
	El Camino Shopping Center			CA	Los Angeles-Long Beach-Anaheim	136	136	100.0%			31	Bristol Farms, CVS	$38.81
	El Cerrito Plaza			CA	San Francisco-Oakland-Hayward	256	256	95.4%		67	78	(Lucky's), Trader Joe's, (CVS), Bed Bath & Beyond, Barnes & Noble, Jo-Ann Fabrics, PETCO, Ross Dress For Less	$30.27
	El Norte Pkwy Plaza			CA	San Diego-Carlsbad	91	91	96.0%			42	Von's, CVS, Children's Paradise	$18.79
	Encina Grande			CA	San Francisco-Oakland-Hayward	106	106	99.1%			38	Whole Foods, Walgreens	$33.04
	Five Points Shopping Center	GRI	40%	CA	Santa Maria-Santa Barbara	145	58	98.7%			35	Smart & Final, CVS, Ross Dress for Less, Big 5 Sporting Goods, PETCO	$30.40
	Folsom Prairie City Crossing			CA	Sacramento--Roseville--Arden-Arcade	90	90	100.0%			55	Safeway	$21.09
	French Valley Village Center			CA	Rvrside-San Bernardino-Ontario	99	99	98.6%			44	Stater Bros, CVS	$27.28
	Friars Mission Center			CA	San Diego-Carlsbad	147	147	100.0%			55	Ralphs, CVS	$35.55
	Gateway 101			CA	San Francisco-Oakland-Hayward	92	92	100.0%		212		(Home Depot), (Best Buy), Target, Nordstrom Rack	$32.95
	Gelson's Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	85	85	100.0%			40	Gelson's Markets, John of Italy Salon & Spa	$29.07

Supplemental Information	26

Portfolio Summary Report By State

December 31, 2019

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Golden Hills Plaza			CA	San Luis Obispo-Paso Robles-Arroyo Grande	244	244	95.4%				Lowe's, Bed Bath & Beyond, TJ Maxx	$7.60
	Granada Village	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	226	91	100.0%			24	Sprout's Markets, Rite Aid, Stein Mart, PETCO, Homegoods	$24.71
	Hasley Canyon Village	USAA	20%	CA	Los Angeles-Long Beach-Anaheim	66	13	100.0%			52	Ralphs	$25.83
	Heritage Plaza			CA	Los Angeles-Long Beach-Anaheim	230	230	100.0%			44	Ralphs, CVS, Daiso, Mitsuwa Marketplace, Total Woman	$38.61
	Jefferson Square			CA	Rvrside-San Bernardino-Ontario	38	38	48.9%				CVS	$16.51
	Laguna Niguel Plaza	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	42	17	94.1%		39	39	(Albertsons), CVS	$28.43
	Marina Shores	C	20%	CA	Los Angeles-Long Beach-Anaheim	68	14	98.3%			26	Whole Foods, PETCO	$36.12
	Mariposa Shopping Center	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	127	51	94.7%			43	Safeway, CVS Ross Dress for Less	$21.22
	Morningside Plaza			CA	Los Angeles-Long Beach-Anaheim	91	91	99.1%			43	Stater Bros.	$23.76
	Navajo Shopping Center	GRI	40%	CA	San Diego-Carlsbad	102	41	99.1%			44	Albertsons, Rite Aid, O'Reilly Auto Parts	$14.77
	Newland Center			CA	Los Angeles-Long Beach-Anaheim	152	152	100.0%			58	Albertsons	$26.84
	Oak Shade Town Center			CA	Sacramento--Roseville--Arden-Arcade	104	104	99.3%			40	Safeway, Office Max, Rite Aid	$22.60
	Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	83	83	99.0%			44	Gelson's Markets, (Longs Drug)	$21.70
(2)	Parnassus Heights Medical	RLP	50%	CA	San Francisco-Oakland-Hayward	146	73	99.1%				University of CA	$86.09
	Persimmon Place			CA	San Francisco-Oakland-Hayward	153	153	100.0%			40	Whole Foods, Nordstrom Rack, Homegoods	$35.20
	Plaza Escuela			CA	San Francisco-Oakland-Hayward	154	154	96.4%				The Container Store, Uniqlo, Forever 21, The Cheesecake Factory,Trufusion	$46.40
	Plaza Hermosa			CA	Los Angeles-Long Beach-Anaheim	95	95	100.0%			37	Von's, CVS	$26.92
	Pleasant Hill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Hayward	227	91	100.0%				Target, Burlington, Ross Dress for Less, Homegoods	$23.10
	Pleasanton Plaza			CA	San Francisco-Oakland-Hayward	163	163	73.8%				JCPenney, OfficeMax, Cost Plus World Market	$10.53
	Point Loma Plaza	GRI	40%	CA	San Diego-Carlsbad	205	82	94.9%			50	Von's, 24 Hour Fitness, Jo-Ann Fabrics, Marshalls	$22.96
	Potrero Center			CA	San Francisco-Oakland-Hayward	227	227	99.8%			60	Safeway, Decathlon Sport, 24 Hour Fitness, Ross Dress for Less, Petco, Party City	$32.97
	Powell Street Plaza			CA	San Francisco-Oakland-Hayward	166	166	98.9%			10	Trader Joe's, Beverages & More!, Ross Dress For Less, Marshalls, Burlington Coat Factory	$35.03
	Raley's Supermarket	C	20%	CA	Sacramento--Roseville--Arden-Arcade	63	13	100.0%			63	Raley's	$12.50
	Ralphs Circle Center			CA	Los Angeles-Long Beach-Anaheim	60	60	100.0%			35	Ralphs	$18.56
	Rancho San Diego Village	GRI	40%	CA	San Diego-Carlsbad	153	61	98.3%			40	Smart & Final, (Longs Drug), 24 Hour Fitness	$22.36
	Rona Plaza			CA	Los Angeles-Long Beach-Anaheim	52	52	100.0%			37	Superior Super Warehouse	$21.25
	San Carlos Marketplace			CA	San Francisco-Oakland-Hayward	154	154	100.0%				TJ Maxx, Best Buy, PetSmart, Bassett Furniture	$35.32

Supplemental Information	27

Portfolio Summary Report By State

December 31, 2019

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Scripps Ranch Marketplace			CA	San Diego-Carlsbad	132	132	98.7%			57	Vons, CVS	$31.75
	San Leandro Plaza			CA	San Francisco-Oakland-Hayward	50	50	86.3%		38	38	(Safeway), (CVS)	$38.52
	Seal Beach	C	20%	CA	Los Angeles-Long Beach-Anaheim	97	19	94.8%			48	Safeway, CVS	$25.81
	Sequoia Station			CA	San Francisco-Oakland-Hayward	103	103	100.0%		62	62	(Safeway), CVS, Barnes & Noble, Old Navy, Pier 1	$42.69
	Serramonte Center			CA	San Francisco-Oakland-Hayward	1140	1140	97.8%				Macy's, Target, Dick's Sporting Goods, Dave & Buster's, Nordstrom Rack, JCPenney, Regal Cinemas, Buy Buy Baby, Cost Plus World Market, Crunch Gym, DAISO, Forever 21, H&M, Old Navy, Part City, Ross, TJ Maxx, Uniqlo	$25.79
	Shoppes at Homestead			CA	San Jose-Sunnyvale-Santa Clara	113	113	100.0%		53		(Orchard Supply Hardware), CVS, Crunch Fitness	$23.72
	Silverado Plaza	GRI	40%	CA	Napa	85	34	99.0%			32	Nob Hill, CVS	$18.26
	Snell & Branham Plaza	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	92	37	98.1%			53	Safeway	$19.25
	South Bay Village			CA	Los Angeles-Long Beach-Anaheim	108	108	100.0%			30	Wal-Mart, Orchard Supply Hardware, Homegoods	$20.31
	Talega Village Center			CA	Los Angeles-Long Beach-Anaheim	102	102	100.0%			46	Ralphs	$22.40
	Tassajara Crossing			CA	San Francisco-Oakland-Hayward	146	146	100.0%			56	Safeway, CVS, Alamo Hardware	$24.74
	The Hub Hillcrest Market			CA	San Diego-Carlsbad	149	149	99.4%			52	Ralphs, Trader Joe's	$39.39
	The Marketplace (fka The Marketplace Shopping Center)			CA	Sacramento--Roseville--Arden-Arcade	111	111	97.1%			35	Safeway,CVS, Petco	$25.74
(2)	The Pruneyard			CA	San Jose-Sunnyvale-Santa Clara	258	258	97.0%			13	Trader Joe's, Sports Basement, Pruneyard Cinemas, Marshalls	$38.93
(2)	Town and Country Center	O	18%	CA	Los Angeles-Long Beach-Anaheim	230	42	38.3%			41	Whole Foods, CVS, Citibank	$49.99
	Tustin Legacy			CA	Los Angeles-Long Beach-Anaheim	112	112	100.0%			44	Stater Bros, CVS	$32.06
	Twin Oaks Shopping Center	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	98	39	97.1%			41	Ralphs, Rite Aid	$21.22
	Twin Peaks			CA	San Diego-Carlsbad	208	208	99.5%			45	Atlas International Market, Target	$21.12
	Valencia Crossroads			CA	Los Angeles-Long Beach-Anaheim	173	173	100.0%			35	Whole Foods, Kohl's	$27.96
	Village at La Floresta			CA	Los Angeles-Long Beach-Anaheim	87	87	100.0%			37	Whole Foods	$34.23
	Von's Circle Center			CA	Los Angeles-Long Beach-Anaheim	151	151	100.0%			45	Von's, Ross Dress for Less, Planet Fitness	$22.14
	West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	88	88	97.6%			25	Safeway, Rite Aid	$18.40
	Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	201	201	95.1%			72	Von's, Sprouts, (CVS)	$38.76
	Willows Shopping Center			CA	San Francisco-Oakland-Hayward	249	249	86.4%				REI, UFC Gym, Old Navy, Pier 1 Imports, Ulta, ClaimJumper, The Jungle Fun Concord	$30.17
	Woodman Van Nuys			CA	Los Angeles-Long Beach-Anaheim	108	108	100.0%			78	El Super	$16.42
	Woodside Central			CA	San Francisco-Oakland-Hayward	81	81	100.0%		113		(Target),Chuck E. Cheese, Marshalls	$25.98
	Ygnacio Plaza	GRI	40%	CA	San Francisco-Oakland-Hayward	110	44	100.0%				Sports Basement,TJ Maxx	$37.81
				CA		11,650	9,702	96.1%	96.9%	780	2,700

Supplemental Information	28

Portfolio Summary Report By State

December 31, 2019

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Applewood Shopping Ctr	GRI	40%	CO	Denver-Aurora-Lakewood	354	141	91.2%			71	King Soopers, Hobby Lobby, Applejack Liquors, PetSmart, Homegoods, Sierra Trading Post, Ulta	$14.94
Alcove On Arapahoe	GRI	40%	CO	Boulder	159	64	91.7%			44	Safeway, Jo-Ann Fabrics, PETCO, Pier 1 Imports, HomeGoods	$18.88
Belleview Square			CO	Denver-Aurora-Lakewood	117	117	100.0%			65	King Soopers	$20.56
Boulevard Center			CO	Denver-Aurora-Lakewood	79	79	77.0%		53	53	(Safeway), One Hour Optical	$30.92
Buckley Square			CO	Denver-Aurora-Lakewood	116	116	96.1%			62	King Soopers, Ace Hardware	$11.61
Centerplace of Greeley III			CO	Greeley	119	119	100.0%				Hobby Lobby, Best Buy, TJ Maxx	$11.37
Cherrywood Square Shop Ctr	GRI	40%	CO	Denver-Aurora-Lakewood	97	39	94.2%			72	King Soopers	$10.44
Crossroads Commons	C	20%	CO	Boulder	143	29	100.0%			66	Whole Foods, Barnes & Noble, Bicycle Village	$28.17
Crossroads Commons II	C	20%	CO	Boulder	20	4	65.8%				(Whole Foods), (Barnes & Noble, Bicycle Village)	$36.16
Falcon Marketplace			CO	Colorado Springs	22	22	93.8%		184	50	(Wal-Mart)	$23.47
Hilltop Village			CO	Denver-Aurora-Lakewood	100	100	100.0%			66	King Soopers	$11.48
Kent Place	M	50%	CO	Denver-Aurora-Lakewood	48	48	100.0%			30	King Soopers	$20.94
Littleton Square			CO	Denver-Aurora-Lakewood	99	99	100.0%			78	King Soopers	$11.36
Lloyd King Center			CO	Denver-Aurora-Lakewood	83	83	95.0%			61	King Soopers	$11.88
Marketplace at Briargate			CO	Colorado Springs	29	29	95.6%		66	66	(King Soopers)	$32.74
Monument Jackson Creek			CO	Colorado Springs	85	85	100.0%			70	King Soopers	$12.40
Ralston Square Shopping Center	GRI	40%	CO	Denver-Aurora-Lakewood	83	33	97.0%			55	King Soopers	$11.74
Shops at Quail Creek			CO	Denver-Aurora-Lakewood	38	38	96.3%		100	100	(King Soopers)	$26.11
Stroh Ranch			CO	Denver-Aurora-Lakewood	93	93	100.0%			70	King Soopers	$13.42
Woodmen Plaza			CO	Colorado Springs	116	116	92.2%			70	King Soopers	$13.09
			CO		2,000	1,455	95.0%	95.7%	403	1,149
22 Crescent Road			CT	Bridgeport-Stamford-Norwalk	4	4	100.0%					$60.00
91 Danbury Road			CT	Bridgeport-Stamford-Norwalk	5	5	100.0%					$27.45
Black Rock	M	80%	CT	Bridgeport-Stamford-Norwalk	98	98	94.7%				Old Navy, The Clubhouse	$30.71
Brick Walk	M	80%	CT	Bridgeport-Stamford-Norwalk	122	122	90.2%					$44.97
Brookside Plaza			CT	Hartford-West Hartford-East Hartford	217	217	89.7%			60	ShopRite, Bed, Bath & Beyond, TJ Maxx, PetSmart, Walgreens, Staples	$14.67
Compo Acres Shopping Center			CT	Bridgeport-Stamford-Norwalk	43	43	100.0%			12	Trader Joe's	$50.42
Copps Hill Plaza			CT	Bridgeport-Stamford-Norwalk	185	185	100.0%			59	Stop & Shop, Kohl's, Rite Aid	$14.24
Corbin's Corner	GRI	40%	CT	Hartford-West Hartford-East Hartford	186	74	95.8%			10	Trader Joe's, Best Buy, Edge Fitness, Old Navy, The Tile Shop, Total Wine and More	$28.74
Danbury Green			CT	Bridgeport-Stamford-Norwalk	124	124	97.6%			12	Trader Joe's, Hilton Garden Inn, DSW, Staples, Rite Aid, Warehouse Wines & Liquors	$24.08

Supplemental Information	29

Portfolio Summary Report By State

December 31, 2019

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Darinor Plaza			CT	Bridgeport-Stamford-Norwalk	153	153	97.8%				Kohl's, Old Navy, Party City	$18.42
	Fairfield Center	M	80%	CT	Bridgeport-Stamford-Norwalk	94	94	99.4%				Fairfield University Bookstore, Merril Lynch	$32.33
	Post Road Plaza			CT	Bridgeport-Stamford-Norwalk	20	20	100.0%			11	Trader Joe's	$53.92
	Southbury Green			CT	New Haven-Milford	156	156	94.1%			60	ShopRite, Homegoods	$22.67
	The Village Center			CT	Bridgeport-Stamford-Norwalk	90	90	81.7%			22	The Fresh Market	$41.56
	Walmart Norwalk			CT	Bridgeport-Stamford-Norwalk	142	142	100.0%			112	WalMart, HomeGoods	$0.56
				CT		1,639	1,528	95.1%	95.1%	0	358
	Shops at The Columbia	RC	25%	DC	Washington-Arlington-Alexandri	23	6	100.0%			12	Trader Joe's	$41.68
	Spring Valley Shopping Center	GRI	40%	DC	Washington-Arlington-Alexandri	17	7	82.4%					$114.09
				DC		40	12	92.5%	90.5%	0	12
	Pike Creek			DE	Philadelphia-Camden-Wilmington	232	232	95.3%			49	Acme Markets, K-Mart	$14.90
	Shoppes of Graylyn	GRI	40%	DE	Philadelphia-Camden-Wilmington	64	26	89.7%				Rite Aid	$24.01
				DE		296	257	94.1%	94.8%	0	49
	Alafaya Village			FL	Orlando-Kissimmee-Sanford	38	38	93.9%		58	58	(Lucky's)	$22.59
	Anastasia Plaza			FL	Jacksonville	102	102	96.2%			49	Publix	$13.78
	Atlantic Village			FL	Jacksonville	110	110	95.0%				LA Fitness, Pet Supplies Plus	$17.19
	Aventura Shopping Center			FL	Miami-Ft Lauderdale-W Palm Bch	97	97	100.0%			49	Publix, CVS	$37.55
	Aventura Square			FL	Miami-Ft Lauderdale-W Palm Bch	144	144	79.3%				Bed, Bath & Beyond, DSW, Jewelry Exchange, Old Navy	$39.44
(2)	Banco Popular Building			FL	Miami-Ft Lauderdale-W Palm Bch	33	33	0.0%					$0.00
	Berkshire Commons			FL	Naples-Immokalee-Marco Island	110	110	98.6%			66	Publix, Walgreens	$14.63
	Bird 107 Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	40	40	92.9%				Walgreens	$20.04
	Bird Ludlam			FL	Miami-Ft Lauderdale-W Palm Bch	192	192	98.5%			44	Winn-Dixie, CVS, Goodwill	$23.75
	Bloomingdale Square			FL	Tampa-St. Petersburg-Clearwater	254	254	93.7%			48	Publix, Bealls, Dollar Tree, Home Centric, LA Fitness	$17.46
	Boca Village Square			FL	Miami-Ft Lauderdale-W Palm Bch	92	92	97.6%			36	Publix, CVS	$22.60
	Boynton Lakes Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	110	110	94.9%			46	Publix, Citi Trends, Pet Supermarket	$16.72
	Boynton Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	105	105	97.2%			54	Publix, CVS	$21.22
	Brooklyn Station on Riverside			FL	Jacksonville	50	50	97.2%			20	The Fresh Market	$26.28
	Caligo Crossing			FL	Miami-Ft Lauderdale-W Palm Bch	11	11	61.0%		98		(Kohl's)	$47.83
	Carriage Gate			FL	Tallahassee	73	73	100.0%			13	Trader Joe's, TJ Maxx	$23.58
	Cashmere Corners			FL	Port St. Lucie	86	86	83.7%			44	WalMart	$14.05
	Charlotte Square			FL	Punta Gorda	91	91	78.7%			44	WalMart	$10.72
	Chasewood Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	151	151	97.1%			54	Publix, Pet Smart	$26.32
	Concord Shopping Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	309	309	95.4%			78	Winn-Dixie, Home Depot, Big Lots, Dollar Tree, YouFit Health Club	$12.61
	Coral Reef Shopping Center			FL	Miami-Ft Lauderdale-W Palm Bch	75	75	98.8%			25	Aldi, Walgreens	$32.70
	Corkscrew Village			FL	Cape Coral-Fort Myers	82	82	93.2%			51	Publix	$14.25
	Country Walk Plaza	NYC	30%	FL	Miami-Ft Lauderdale-W Palm Bch	101	30	90.3%			40	Publix, CVS	$19.79

Supplemental Information	30

Portfolio Summary Report By State

December 31, 2019

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Countryside Shops			FL	Miami-Ft Lauderdale-W Palm Bch	193	193	93.7%			46	Publix, Stein Mart, Ross Dress for Less	$19.01
Courtyard Shopping Center			FL	Jacksonville	137	137	100.0%		63	63	(Publix), Target	$3.50
Fleming Island			FL	Jacksonville	132	132	96.8%		130	48	Publix, (Target), PETCO, Planet Fitness	$16.10
Fountain Square			FL	Miami-Ft Lauderdale-W Palm Bch	177	177	92.5%		140	46	Publix,(Target), Ross Dress for Less, TJ Maxx, Ulta	$26.10
Gardens Square			FL	Miami-Ft Lauderdale-W Palm Bch	90	90	100.0%			42	Publix	$18.45
Glengary Shoppes			FL	North Port-Sarasota-Bradenton	93	93	100.0%				Best Buy, Barnes & Noble	$19.72
Shoppes of Grande Oak			FL	Cape Coral-Fort Myers	79	79	100.0%			54	Publix	$16.52
Greenwood Shopping Centre			FL	Miami-Ft Lauderdale-W Palm Bch	133	133	93.2%			50	Publix, Beall's	$15.66
Hammocks Town Center			FL	Miami-Ft Lauderdale-W Palm Bch	187	187	98.1%		86	40	Publix, Metro-Dade Public Library, (Kendall Ice Arena), YouFit Health Club, Goodwill, CVS	$17.25
Hibernia Pavilion			FL	Jacksonville	51	51	92.0%			39	Publix	$16.21
Homestead McDonald's			FL	Miami-Ft Lauderdale-W Palm Bch	4	4	100.0%					$27.74
John's Creek Center	C	20%	FL	Jacksonville	75	15	100.0%			45	Publix	$15.75
Julington Village	C	20%	FL	Jacksonville	82	16	100.0%			51	Publix, (CVS)	$16.44
Kirkman Shoppes			FL	Orlando-Kissimmee-Sanford	115	115	96.7%				LA Fitness, Walgreens	$23.67
Lake Mary Centre			FL	Orlando-Kissimmee-Sanford	360	360	94.7%			25	The Fresh Market, Academy Sports, Hobby Lobby, LA Fitness, Ross Dress for Less, Office Depot	$16.29
Lantana Outparcels			FL	Miami-Ft Lauderdale-W Palm Bch	17	17	100.0%					$18.53
Mandarin Landing			FL	Jacksonville	140	140	89.1%			50	Whole Foods, Office Depot, Aveda Institute	$18.02
Millhopper Shopping Center			FL	Gainesville	83	83	100.0%			46	Publix	$17.96
Naples Walk Shopping Center			FL	Naples-Immokalee-Marco Island	125	125	98.6%			51	Publix	$17.44
Newberry Square			FL	Gainesville	181	181	45.7%			40	Publix, Dollar Tree	$10.10
Nocatee Town Center			FL	Jacksonville	110	110	100.0%			54	Publix	$20.91
Northgate Square			FL	Tampa-St. Petersburg-Clearwater	75	75	100.0%			48	Publix	$15.31
Oakleaf Commons			FL	Jacksonville	74	74	98.1%			46	Publix	$15.39
Ocala Corners			FL	Tallahassee	87	87	98.6%			61	Publix	$15.05
Old St Augustine Plaza			FL	Jacksonville	248	248	100.0%			52	Publix, Burlington Coat Factory, Hobby Lobby, LA Fitness, Ross Dress for Less	$10.94
Pablo Plaza			FL	Jacksonville	161	161	98.4%			34	Whole Foods, Office Depot, Marshalls, HomeGoods, PetSmart	$17.32
Pavillion			FL	Naples-Immokalee-Marco Island	168	168	96.5%				LA Fitness, Paragon Theaters, J. Lee Salon Suites	$21.50
Pine Island			FL	Miami-Ft Lauderdale-W Palm Bch	255	255	97.9%			40	Publix, Burlington Coat Factory, Beall's, YouFit Health Club	$14.76
Pine Ridge Square			FL	Miami-Ft Lauderdale-W Palm Bch	118	118	97.0%			17	The Fresh Market, Bed, Bath & Beyond, Marshalls, Ulta	$18.09

Supplemental Information	31

Portfolio Summary Report By State

December 31, 2019

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Pine Tree Plaza			FL	Jacksonville	63	63	100.0%			38	Publix	$14.68
(2)	Pinecrest Place			FL	Miami-Ft Lauderdale-W Palm Bch	70	70	92.0%		173	47	Whole Foods, (Target)	$39.58
	Plaza Venezia	C	20%	FL	Orlando-Kissimmee-Sanford	202	40	99.8%			51	Publix	$27.11
	Point Royale Shopping Center			FL	Miami-Ft Lauderdale-W Palm Bch	202	202	98.4%			45	Winn-Dixie, Burlington Coat Factory, Pasteur Medical Center, Tuesday Morning, Planet Fitness	$15.92
	Prosperity Centre			FL	Miami-Ft Lauderdale-W Palm Bch	124	124	93.5%				Bed, Bath & Beyond, Office Depot, TJ Maxx, CVS	$21.92
	Regency Square			FL	Tampa-St. Petersburg-Clearwater	352	352	93.1%		66		AMC Theater, (Best Buy), (Macdill), Dollar Tree, Five Below, Marshall's, Michael's, PETCO, Shoe Carnival, Staples, TJ Maxx, Ulta	$18.71
	Ryanwood Square			FL	Sebastian-Vero Beach	115	115	87.8%			40	Publix, Beall's, Harbor Freight Tools	$11.32
	Salerno Village			FL	Port St. Lucie	5	5	100.0%					$16.53
	Sawgrass Promenade			FL	Miami-Ft Lauderdale-W Palm Bch	107	107	90.3%			36	Publix, Walgreens, Dollar Tree	$12.32
	Seminole Shoppes	O	50%	FL	Jacksonville	87	44	100.0%			54	Publix	$23.34
	Sheridan Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	506	506	92.8%			66	Publix, Kohl's, LA Fitness, Office Depot, Ross Dress for Less, Pet Supplies Plus	$18.78
	Shoppes @ 104			FL	Miami-Ft Lauderdale-W Palm Bch	112	112	97.5%			46	Winn-Dixie, CVS	$19.31
	Shoppes at Bartram Park	O	50%	FL	Jacksonville	135	67	95.4%		97	45	Publix, (Kohl's), (Tutor Time)	$20.28
	Shoppes at Lago Mar			FL	Miami-Ft Lauderdale-W Palm Bch	83	83	93.9%			42	Publix, YouFit Health Club	$15.23
	Shoppes at Sunlake Centre			FL	Tampa-St. Petersburg-Clearwater	98	98	100.0%			46	Publix	$21.54
	Shoppes of Jonathan's Landing			FL	Miami-Ft Lauderdale-W Palm Bch	27	27	100.0%		54	54	(Publix)	$25.10
	Shoppes of Oakbrook			FL	Miami-Ft Lauderdale-W Palm Bch	200	200	94.1%			44	Publix, Stein Mart, Tuesday Morning, Bassett Furniture, Duffy's Sports Bar, CVS	$16.47
	Shoppes of Pebblebrook Plaza	O	50%	FL	Naples-Immokalee-Marco Island	77	38	100.0%			61	Publix, (Walgreens)	$15.47
	Shoppes of Silver Lakes			FL	Miami-Ft Lauderdale-W Palm Bch	127	127	91.7%			48	Publix, Goodwill	$19.35
	Shoppes of Sunset			FL	Miami-Ft Lauderdale-W Palm Bch	22	22	85.9%					$25.71
	Shoppes of Sunset II			FL	Miami-Ft Lauderdale-W Palm Bch	28	28	74.2%					$22.71
	Shops at John's Creek			FL	Jacksonville	15	15	100.0%					$23.92
	Shops at Skylake			FL	Miami-Ft Lauderdale-W Palm Bch	287	287	93.6%			51	Publix, LA Fitness, TJ Maxx, Goodwill	$23.98
	South Beach Regional			FL	Jacksonville	308	308	97.3%			13	Trader Joe's, Home Depot, Stein Mart, Ross Dress for Less, Bed Bath & Beyond, Staples	$15.14
	South Point			FL	Sebastian-Vero Beach	65	65	97.8%			45	Publix	$16.07
	Starke			FL	Other	13	13	100.0%				CVS	$25.56
	Suncoast Crossing			FL	Tampa-St. Petersburg-Clearwater	118	118	97.6%		143		Kohl's, (Target)	$6.90
	Tamarac Town Square			FL	Miami-Ft Lauderdale-W Palm Bch	125	125	75.8%			38	Publix, Dollar Tree	$12.69
	The Grove	NYC	30%	FL	Orlando-Kissimmee-Sanford	152	46	98.4%			52	Publix, LA Fitness	$21.64
	The Plaza at St. Lucie West			FL	Port St. Lucie	27	27	93.6%					$23.42

Supplemental Information	32

Portfolio Summary Report By State

December 31, 2019

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
(2)	The Village at Hunter's Lake			FL	Tampa-St. Petersburg-Clearwater	72	72	95.1%			29	Sprouts	$27.15
	Town and Country			FL	Orlando-Kissimmee-Sanford	78	78	100.0%				Ross Dress for Less	$10.68
	Town Square			FL	Tampa-St. Petersburg-Clearwater	44	44	100.0%				PETCO, Pier 1 Imports	$32.18
	Treasure Coast Plaza			FL	Sebastian-Vero Beach	134	134	94.6%			59	Publix, TJ Maxx	$16.60
	Unigold Shopping Center			FL	Orlando-Kissimmee-Sanford	115	115	95.0%			31	Lucky's, YouFit Health Club, Ross Dress for Less	$15.19
	University Commons			FL	Miami-Ft Lauderdale-W Palm Bch	180	180	100.0%			51	Whole Foods, Nordstrom Rack, Barnes & Noble, Bed Bath & Beyond	$31.71
	Veranda Shoppes	NYC	30%	FL	Miami-Ft Lauderdale-W Palm Bch	45	13	97.3%			29	Publix	$27.05
	Village Center			FL	Tampa-St. Petersburg-Clearwater	187	187	99.9%			50	Publix, Walgreens, Stein Mart	$20.51
	Waterstone Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	61	61	100.0%			46	Publix	$16.97
	Welleby Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	110	110	91.3%			47	Publix, Dollar Tree	$13.45
	Wellington Town Square			FL	Miami-Ft Lauderdale-W Palm Bch	112	112	100.0%			45	Publix, CVS	$30.98
	West Bird Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	99	99	98.5%			38	Publix	$24.14
	West Lake Shopping Center			FL	Miami-Ft Lauderdale-W Palm Bch	101	101	96.8%			46	Winn-Dixie, CVS	$19.32
	Westchase			FL	Tampa-St. Petersburg-Clearwater	79	79	95.2%			51	Publix	$16.58
	Westport Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	47	47	100.0%			28	Publix	$20.34
	Willa Springs	USAA	20%	FL	Orlando-Kissimmee-Sanford	90	18	95.4%			44	Publix	$21.03
	Young Circle Shopping Center			FL	Miami-Ft Lauderdale-W Palm Bch	65	65	59.0%			23	Walgreens	$20.80
				FL		11,674	10,958	94.3%	94.3%	1,107	3,487
	Ashford Place			GA	Atlanta-Sandy Springs-Roswell	53	53	96.7%				Harbor Freight Tools	$22.10
	Briarcliff La Vista			GA	Atlanta-Sandy Springs-Roswell	43	43	100.0%				Michael's	$21.83
	Briarcliff Village			GA	Atlanta-Sandy Springs-Roswell	190	190	98.4%			43	Publix, Office Depot, Party City, Shoe Carnival, TJ Maxx	$16.63
	Bridgemill Market			GA	Atlanta-Sandy Springs-Roswell	89	89	82.4%			38	Publix	$16.98
	Brighten Park			GA	Atlanta-Sandy Springs-Roswell	137	137	97.1%			25	The Fresh Market, Tuesday Morning, Dance 101	$26.16
	Buckhead Court			GA	Atlanta-Sandy Springs-Roswell	49	49	100.0%					$28.65
	Buckhead Station			GA	Atlanta-Sandy Springs-Roswell	234	234	100.0%				Nordstrom Rack, TJ Maxx, Bed Bath & Beyond, Saks Off Fifth, DSW, Cost Plus World Market, Old Navy, Ulta	$24.17
	Cambridge Square			GA	Atlanta-Sandy Springs-Roswell	71	71	100.0%			41	Kroger	$16.19
	Chastain Square			GA	Atlanta-Sandy Springs-Roswell	92	92	93.7%			37	Publix	$21.62
	Cornerstone Square			GA	Atlanta-Sandy Springs-Roswell	80	80	100.0%			18	Aldi, CVS, HealthMarkets Insurance, Diazo Specialty Blueprint	$17.42
	Sope Creek Crossing			GA	Atlanta-Sandy Springs-Roswell	99	99	100.0%			45	Publix	$16.41
	Dunwoody Hall	USAA	20%	GA	Atlanta-Sandy Springs-Roswell	86	17	93.8%			44	Publix	$20.02
	Dunwoody Village			GA	Atlanta-Sandy Springs-Roswell	121	121	94.0%			18	The Fresh Market, Walgreens, Dunwoody Prep	$19.76

Supplemental Information	33

Portfolio Summary Report By State

December 31, 2019

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Howell Mill Village			GA	Atlanta-Sandy Springs-Roswell	92	92	95.9%			31	Publix, Walgreens	$23.70
	Paces Ferry Plaza			GA	Atlanta-Sandy Springs-Roswell	82	82	99.9%			30	Whole Foods	$38.39
	Piedmont Peachtree Crossing			GA	Atlanta-Sandy Springs-Roswell	152	152	83.5%			56	Kroger, Binders Art Supplies & Frames	$20.71
	Powers Ferry Square			GA	Atlanta-Sandy Springs-Roswell	101	101	91.0%				HomeGoods, PETCO	$33.07
	Powers Ferry Village			GA	Atlanta-Sandy Springs-Roswell	79	79	87.3%			48	Publix, The Juice Box	$9.68
	Russell Ridge			GA	Atlanta-Sandy Springs-Roswell	101	101	100.0%			63	Kroger	$13.38
	Sandy Springs			GA	Atlanta-Sandy Springs-Roswell	116	116	94.4%			12	Trader Joe's, Pier 1 Imports, Fox's, Flynn O'Hara Uniforms	$24.42
	The Shops at Hampton Oaks			GA	Atlanta-Sandy Springs-Roswell	21	21	37.8%				(CVS)	$12.44
	Williamsburg at Dunwoody			GA	Atlanta-Sandy Springs-Roswell	45	45	85.4%					$25.62
				GA		2,134	2,065	94.5%	94.5%	0	551
	Civic Center Plaza	GRI	40%	IL	Chicago-Naperville-Elgin	265	106	97.1%			87	Super H Mart, Home Depot, O'Reilly Automotive, King Spa	$11.30
	Clybourn Commons			IL	Chicago-Naperville-Elgin	32	32	73.2%				PETCO	$36.70
	Glen Oak Plaza			IL	Chicago-Naperville-Elgin	63	63	96.6%			12	Trader Joe's, Walgreens, Northshore University Healthsystems	$24.15
	Hinsdale			IL	Chicago-Naperville-Elgin	185	185	96.9%			57	Whole Foods, Goodwill, Charter Fitness, Petco	$15.56
(2)	Mellody Farm			IL	Chicago-Naperville-Elgin	259	259	94.4%			45	Whole Foods, Nordstrom Rack, REI, HomeGoods, Barnes & Noble, West Elm	$27.92
	Riverside Sq & River's Edge	GRI	40%	IL	Chicago-Naperville-Elgin	169	68	96.2%			74	Mariano's Fresh Market, Dollar Tree, Party City	$17.21
	Roscoe Square	GRI	40%	IL	Chicago-Naperville-Elgin	140	56	100.0%			51	Mariano's Fresh Market, Walgreens	$21.57
	Stonebrook Plaza Shopping Center	GRI	40%	IL	Chicago-Naperville-Elgin	96	38	98.3%			63	Jewel-Osco, Blink Fitness	$12.32
	Westchester Commons			IL	Chicago-Naperville-Elgin	139	139	94.3%			80	Mariano's Fresh Market, Goodwill	$18.05
	Willow Festival			IL	Chicago-Naperville-Elgin	404	404	97.6%			60	Whole Foods, Lowe's, CVS, HomeGoods, REI, Best Buy, Ulta	$17.94
				IL		1,751	1,349	96.3%	95.9%	0	530
	Shops on Main	M	93%	IN	Chicago-Naperville-Elgin	279	279	100.0%			40	Whole Foods, Dick's Sporting Goods, Ross Dress for Less, HomeGoods, DSW, Nordstrom Rack, Marshalls	$16.05
	Willow Lake Shopping Center	GRI	40%	IN	Indianapolis-Carmel-Anderson	86	34	83.1%		64	64	(Kroger), Tuesday Morning	$17.67
	Willow Lake West Shopping Center	GRI	40%	IN	Indianapolis-Carmel-Anderson	53	21	97.0%			12	Trader Joe's	$26.17
				IN		418	335	96.1%	98.1%	64	116
	Fellsway Plaza	M	75%	MA	Boston-Cambridge-Newton	155	155	97.0%			61	Stop & Shop, Modells Sporting Goods, Planet Fitness	$24.32

Supplemental Information	34

Portfolio Summary Report By State

December 31, 2019

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Northborough Crossing	NYC	30%	MA	Worcester	646	194	97.5%			139	Wegmans, BJ's Wholesale Club, Kohl's,Dick's Sporting Goods, Pottery Barn Outlet, TJ Maxx, Michael's, PetSmart, Homegoods, Old Navy, Homesense	$13.23
	Old Connecticut Path	NYC	30%	MA	Boston-Cambridge-Newton	80	24	93.2%			66	Stop & Shop	$21.68
	Shaw's at Plymouth			MA	Boston-Cambridge-Newton	60	60	100.0%			60	Shaw's	$17.58
	Shops at Saugus			MA	Boston-Cambridge-Newton	87	87	93.3%			11	Trader Joe's, La-Z-Boy, PetSmart	$30.12
	Star's at Cambridge			MA	Boston-Cambridge-Newton	66	66	100.0%			66	Star Market	$37.44
	Star's at Quincy			MA	Boston-Cambridge-Newton	101	101	100.0%			101	Star Market	$21.48
	Star's at West Roxbury			MA	Boston-Cambridge-Newton	76	76	100.0%			55	Shaw's	$24.84
	The Abbot			MA	Boston-Cambridge-Newton	65	65	0.0%					$0.00
	Twin City Plaza			MA	Boston-Cambridge-Newton	285	285	99.5%			63	Shaw's, Marshall's, Extra Space Storage, Walgreens, K&G Fashion, Dollar Tree, Gold's Gym, Formlabs	$20.56
	Whole Foods at Swampscott			MA	Boston-Cambridge-Newton	36	36	100.0%			36	Whole Foods	$27.20
				MA		1,657	1,148	94.1%	92.7%	0	657
	Burnt Mills	C	20%	MD	Washington-Arlington-Alexandri	31	6	94.6%			9	Trader Joe's	$38.97
	Cloppers Mill Village	GRI	40%	MD	Washington-Arlington-Alexandri	137	55	94.0%			70	Shoppers Food Warehouse, CVS	$17.83
	Festival at Woodholme	GRI	40%	MD	Baltimore-Columbia-Towson	81	32	100.0%			10	Trader Joe's	$40.62
	Firstfield Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandri	22	9	93.7%					$43.27
	Parkville Shopping Center	GRI	40%	MD	Baltimore-Columbia-Towson	165	66	97.1%			41	Giant, Parkville Lanes, Dollar Tree, Petco, The Cellar Parkville	$16.20
	Southside Marketplace	GRI	40%	MD	Baltimore-Columbia-Towson	125	50	95.5%			44	Shoppers Food Warehouse	$21.12
	Takoma Park	GRI	40%	MD	Washington-Arlington-Alexandri	104	42	100.0%			64	Shoppers Food Warehouse	$13.79
	Valley Centre	GRI	40%	MD	Baltimore-Columbia-Towson	220	88	81.5%			18	Aldi,TJ Maxx, Ross Dress for Less, PetSmart, Michael's	$17.19
	Village at Lee Airpark			MD	Baltimore-Columbia-Towson	121	121	100.0%		75	63	Giant, (Sunrise)	$28.53
	Watkins Park Plaza	GRI	40%	MD	Washington-Arlington-Alexandri	111	45	100.0%				LA Fitness, CVS	$27.12
(2)	Westbard Square- Manor Care			MD	Washington-Arlington-Alexandri	0	0	0.0%					$0.00
	Westbard Square			MD	Washington-Arlington-Alexandri	213	213	89.7%			55	Giant, Citgo, Bowlmor AMF	$32.31
	Woodmoor Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandri	69	28	99.4%				CVS	$33.45
				MD		1,400	754	94.0%	93.8%	75	374
	Fenton Marketplace			MI	Flint	97	97	100.0%				Family Farm & Home, Michael's	$8.53
				MI		97	97	100.0%	100.0%	0	0
	Apple Valley Square	RC	25%	MN	Minneapol-St. Paul-Bloomington	176	44	100.0%		87		Jo-Ann Fabrics, Experience Fitness, (Burlington Coat Factory), (Aldi), Savers, PETCO	$15.59
	Calhoun Commons	RC	25%	MN	Minneapol-St. Paul-Bloomington	66	17	100.0%			50	Whole Foods	$27.39
	Colonial Square	GRI	40%	MN	Minneapol-St. Paul-Bloomington	93	37	98.6%			44	Lund's	$24.72
	Rockford Road Plaza	GRI	40%	MN	Minneapol-St. Paul-Bloomington	204	82	96.4%				Kohl's, PetSmart, HomeGoods, TJ Maxx	$13.15
	Rockridge Center	C	20%	MN	Minneapol-St. Paul-Bloomington	125	25	90.8%			89	CUB Foods	$13.37

Supplemental Information	35

Portfolio Summary Report By State

December 31, 2019

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
				MN		665	205	97.0%	97.2%	87	183
	Brentwood Plaza			MO	St. Louis	60	60	100.0%			52	Schnucks	$10.86
	Bridgeton			MO	St. Louis	71	71	100.0%		130	63	Schnucks, (Home Depot)	$12.19
	Dardenne Crossing			MO	St. Louis	67	67	100.0%			63	Schnucks	$11.02
	Kirkwood Commons			MO	St. Louis	210	210	100.0%		258	136	Walmart, (Target), (Lowe's), TJ Maxx, HomeGoods, Famous Footwear	$10.15
				MO		408	408	100.0%	100.0%	388	314
	Cameron Village	C	30%	NC	Raleigh	558	167	93.7%			87	Harris Teeter, The Fresh Market, Wake Public Library, Walgreens, Talbots, Great Outdoor Provision Co., York Properties, K&W Cafeteria, Pier 1 Imports,The Cheshire Cat Gallery, Crunch Fitness Select Club, Bailey's Fine Jewelry	$24.02
	Carmel Commons			NC	Charlotte-Concord-Gastonia	135	135	77.6%			14	The Fresh Market, Chuck E. Cheese, Party City	$22.20
	Cochran Commons	C	20%	NC	Charlotte-Concord-Gastonia	66	13	100.0%			42	Harris Teeter, (Walgreens)	$16.94
	Market at Colonnade Center			NC	Raleigh	58	58	100.0%			40	Whole Foods	$27.62
	Glenwood Village			NC	Raleigh	43	43	100.0%			28	Harris Teeter	$17.03
	Harris Crossing			NC	Raleigh	65	65	98.3%			53	Harris Teeter	$9.23
	Holly Park			NC	Raleigh	160	160	99.9%			12	DSW, Trader Joe's, Ross Dress For Less, Staples, US Fitness Products, Jerry's Arystsms, Pet Supplies Plus, Ulta	$17.57
	Lake Pine Plaza			NC	Raleigh	88	88	100.0%			58	Harris Teeter	$13.20
(2)	Midtown East	O	50%	NC	Raleigh	159	79	93.4%			120	Wegmans	$22.96
	Providence Commons	RC	25%	NC	Charlotte-Concord-Gastonia	74	19	100.0%			50	Harris Teeter	$18.74
(2)	Ridgewood Shopping Center	C	20%	NC	Raleigh	93	19	89.4%			30	Whole Foods, Walgreens	$16.89
	Shops at Erwin Mill	M	55%	NC	Durham-Chapel Hill	91	91	96.4%			53	Harris Teeter	$18.52
	Shoppes of Kildaire	GRI	40%	NC	Raleigh	145	58	100.0%			46	Trader Joe's, Aldi, Fitness Connection, Staples	$19.28
	Southpoint Crossing			NC	Durham-Chapel Hill	103	103	100.0%			59	Harris Teeter	$16.98
	Sutton Square	C	20%	NC	Raleigh	101	20	89.7%			24	The Fresh Market, Walgreens	$20.37
	Village Plaza	C	20%	NC	Durham-Chapel Hill	73	15	100.0%			42	Whole Foods, PTA Thrift Shop	$22.11
	Willow Oaks			NC	Charlotte-Concord-Gastonia	69	69	94.9%			49	Publix	$17.27
	Woodcroft Shopping Center			NC	Durham-Chapel Hill	90	90	97.3%			41	Food Lion,Triangle ACE Hardware	$13.61
				NC		2,170	1,291	95.1%	95.3%	0	848
(2)	Chimney Rock			NJ	New York-Newark-Jersey City	218	218	99.0%			50	Whole Foods, Nordstrom Rack, Saks Off 5th, The Container Store, Cost Plus World Market, Ulta	$36.53
	District at Metuchen	C	20%	NJ	New York-Newark-Jersey City	67	13	100.0%			44	Whole Foods	$29.50
	Haddon Commons	GRI	40%	NJ	Philadelphia-Camden-Wilmington	54	22	100.0%			34	Acme Markets	$13.84

Supplemental Information	36

Portfolio Summary Report By State

December 31, 2019

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Plaza Square	GRI	40%	NJ	New York-Newark-Jersey City	104	42	89.0%			60	Shop Rite	$22.64
	Riverfront Plaza	NYC	30%	NJ	New York-Newark-Jersey City	129	39	92.8%			70	ShopRite	$26.75
				NJ		571	333	96.0%	97.2%	0	258
	101 7th Avenue			NY	New York-Newark-Jersey City	57	57	100.0%				Barney's New York	$79.13
	1175 Third Avenue			NY	New York-Newark-Jersey City	25	25	100.0%			25	The Food Emporium	$116.62
	1225-1239 Second Ave			NY	New York-Newark-Jersey City	18	18	100.0%				CVS	$125.79
	90 - 30 Metropolitan Avenue			NY	New York-Newark-Jersey City	60	60	93.9%			11	Trader Joe's, Staples, Michaels	$34.27
	Broadway Plaza			NY	New York-Newark-Jersey City	147	147	91.8%			18	Aldi, Bob's Discount Furniture, TJ Maxx, F21 Red, Blink Fitness	$39.70
	Clocktower Plaza Shopping Ctr			NY	New York-Newark-Jersey City	79	79	100.0%			63	Stop & Shop	$47.33
	The Gallery at Westbury Plaza			NY	New York-Newark-Jersey City	312	312	97.9%			13	Trader Joe's, Nordstrom Rack, Saks Fifth Avenue, Bloomingdale's, The Container Store, HomeGoods, Old Navy, Gap Outlet, Bassett Home Furnishings, Famous Footwear	$48.68
	Hewlett Crossing I & II			NY	New York-Newark-Jersey City	53	53	96.3%				Petco	$39.75
(2)	Rivertowns Square	0		NY	New York-Newark-Jersey City	116	116	58.4%			18	Brooklyn Harvest Market, Ulta Beauty, The Learning Experience	$37.31
	The Point at Garden City Park			NY	New York-Newark-Jersey City	105	105	100.0%			52	King Kullen, Ace Hardware	$24.57
	Lake Grove Commons	GRI	40%	NY	New York-Newark-Jersey City	141	57	100.0%			48	Whole Foods, LA Fitness, PETCO	$34.20
	Westbury Plaza			NY	New York-Newark-Jersey City	394	394	95.4%			110	Wal-Mart, Costco, Marshalls, Total Wine and More, Olive Garden	$25.41
				NY		1,509	1,424	94.0%	93.6%	0	357
	Cherry Grove			OH	Cincinnati	196	196	97.8%			66	Kroger, Shoe Carnival, TJ Maxx, Tuesday Morning	$12.17
	East Pointe			OH	Columbus	107	107	98.7%			76	Kroger	$10.51
	Hyde Park			OH	Cincinnati	401	401	99.5%			169	Kroger, Remke Markets, Walgreens, Jo-Ann Fabrics, Ace Hardware, Staples, Marshalls	$16.47
	Kroger New Albany Center	M	50%	OH	Columbus	93	93	100.0%			65	Kroger	$12.94
	Northgate Plaza (Maxtown Road)			OH	Columbus	114	114	100.0%		90	91	Kroger, (Home Depot)	$11.63
	Red Bank Village			OH	Cincinnati	176	176	100.0%			152	Wal-Mart	$7.56
	Regency Commons			OH	Cincinnati	34	34	74.3%					$26.16
	West Chester Plaza			OH	Cincinnati	88	88	100.0%			67	Kroger	$10.08
				OH		1,209	1,209	98.6%	98.6%	90	685
	Corvallis Market Center			OR	Corvallis	85	85	90.9%			12	Trader Joe's, TJ Maxx, Michael's	$21.52
	Greenway Town Center	GRI	40%	OR	Portland-Vancouver-Hillsboro	93	37	100.0%			38	Whole Foods, Rite Aid, Dollar Tree	$15.69
	Murrayhill Marketplace			OR	Portland-Vancouver-Hillsboro	150	150	87.5%			41	Safeway, Planet Fitness	$19.29
	Northgate Marketplace			OR	Medford	81	81	100.0%			13	Trader Joe's, REI, PETCO	$23.49
	Northgate Marketplace Ph II			OR	Medford	177	177	97.4%				Dick's Sporting Goods, Homegoods, Marshalls	$16.96

Supplemental Information	37

Portfolio Summary Report By State

December 31, 2019

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Sherwood Crossroads			OR	Portland-Vancouver-Hillsboro	88	88	98.4%			55	Safeway	$11.61
	Tanasbourne Market			OR	Portland-Vancouver-Hillsboro	71	71	100.0%			57	Whole Foods	$30.14
	Walker Center			OR	Portland-Vancouver-Hillsboro	90	90	98.4%				Bed Bath & Beyond	$21.65
				OR		835	779	95.9%	95.6%	0	215
	Allen Street Shopping Ctr	GRI	40%	PA	Allentown-Bethlehem-Easton	46	18	100.0%			22	Ahart's Market	$15.54
	City Avenue Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	162	65	93.5%				Ross Dress for Less, TJ Maxx, Dollar Tree	$21.24
	Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	221	221	97.5%			11	Trader Joe's, Staples, TJ Maxx, Jo-Ann Fabrics	$32.19
	Hershey			PA	Other	6	6	100.0%					$28.00
	Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	90	90	97.8%		244	111	(Wegmans), (Target), Burlington Coat Factory, PETCO	$26.14
	Mercer Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	91	37	98.0%			51	Weis Markets	$24.10
	Newtown Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	143	57	86.5%			56	Acme Markets, Michael's	$18.83
	Stefko Boulevard Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	134	54	95.1%			73	Valley Farm Market, Dollar Tree, Retro Fitness	$10.79
	Warwick Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	93	37	44.3%			51	-	$28.16
				PA		987	585	90.1%	92.5%	244	375
(2)	Indigo Square			SC	Charleston-North Charleston	51	51	97.4%			22	Publix	$28.80
	Merchants Village	GRI	40%	SC	Charleston-North Charleston	80	32	100.0%			38	Publix	$16.95
				SC		131	83	99.0%	98.4%	0	59
	Harpeth Village Fieldstone			TN	Nashville-Davidson--Murfreesboro--Franklin	70	70	100.0%			55	Publix	$15.68
	Northlake Village			TN	Nashville-Davidson--Murfreesboro--Franklin	138	138	100.0%			75	Kroger, PETCO	$14.11
	Peartree Village			TN	Nashville-Davidson--Murfreesboro--Franklin	110	110	100.0%			84	Kroger, PETCO	$19.90
				TN		318	318	100.0%	100.0%	0	214
	Alden Bridge	USAA	20%	TX	Houston-Woodlands-Sugar Land	139	28	98.8%			68	Kroger, Walgreens	$20.50
	Bethany Park Place	USAA	20%	TX	Dallas-Fort Worth-Arlington	99	20	98.0%			83	Kroger	$11.79
	CityLine Market			TX	Dallas-Fort Worth-Arlington	81	81	98.0%			40	Whole Foods	$27.59
	CityLine Market Phase II			TX	Dallas-Fort Worth-Arlington	22	22	100.0%				CVS	$27.08
	Cochran's Crossing			TX	Houston-Woodlands-Sugar Land	138	138	94.3%			63	Kroger, CVS	$19.19
	Hancock			TX	Austin-Round Rock	410	410	52.9%			90	H.E.B, Twin Liquors, PETCO, 24 Hour Fitness	$20.82
	Hickory Creek Plaza			TX	Dallas-Fort Worth-Arlington	28	28	100.0%		81	81	(Kroger)	$27.64
	Hillcrest Village			TX	Dallas-Fort Worth-Arlington	15	15	100.0%					$47.53
	Indian Springs Center			TX	Houston-Woodlands-Sugar Land	137	137	100.0%			79	H.E.B.	$24.69
	Keller Town Center			TX	Dallas-Fort Worth-Arlington	120	120	99.0%			64	Tom Thumb	$16.77
	Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	56	56	87.8%		63	63	(Wal-Mart)	$26.87
	Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	96	96	98.9%			64	Tom Thumb	$20.93

Supplemental Information	38

Portfolio Summary Report By State

December 31, 2019

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Market at Round Rock			TX	Austin-Round Rock	123	123	97.5%			30	Sprout's Markets, Office Depot, Tuesday Morning	$18.78
(2)	Market at Springwoods Village	M	53%	TX	Houston-Woodlands-Sugar Land	167	167	96.3%			100	Kroger	$16.53
	Mockingbird Common			TX	Dallas-Fort Worth-Arlington	120	120	95.4%			49	Tom Thumb, Ogle School of Hair Design	$18.18
	North Hills			TX	Austin-Round Rock	145	145	98.3%			60	H.E.B.	$23.43
	Panther Creek			TX	Houston-Woodlands-Sugar Land	166	166	94.7%			66	Randalls Food, CVS, The Woodlands Childrens Museum, Gold's Gym	$22.58
	Prestonbrook			TX	Dallas-Fort Worth-Arlington	92	92	98.5%			64	Kroger	$14.70
(2)	Preston Oaks			TX	Dallas-Fort Worth-Arlington	104	104	98.1%			30	H.E.B. , Central Market, Talbots	$33.96
	Shiloh Springs	USAA	20%	TX	Dallas-Fort Worth-Arlington	110	22	89.8%			61	Kroger	$14.28
	Shops at Mira Vista			TX	Austin-Round Rock	68	68	100.0%			15	Trader Joe's, Champions Westlake Gymnastics & Cheer	$23.38
	Southpark at Cinco Ranch			TX	Houston-Woodlands-Sugar Land	265	265	99.3%			101	Kroger, Academy Sports, PETCO, Spec's Liquor and Finder Foods	$13.71
	Sterling Ridge			TX	Houston-Woodlands-Sugar Land	129	129	97.2%			63	Kroger,CVS	$20.92
	Sweetwater Plaza	C	20%	TX	Houston-Woodlands-Sugar Land	134	27	100.0%			65	Kroger, Walgreens	$18.17
	Tech Ridge Center			TX	Austin-Round Rock	215	215	88.1%			84	H.E.B., Pinstack	$22.92
(2)	The Village at Riverstone			TX	Houston-Woodlands-Sugar Land	167	167	94.8%			100	Kroger	$16.23
	Weslayan Plaza East	GRI	40%	TX	Houston-Woodlands-Sugar Land	169	68	100.0%				Berings, Ross Dress for Less, Michaels, The Next Level Fitness, Spec's Liquor, Bike Barn	$20.49
	Weslayan Plaza West	GRI	40%	TX	Houston-Woodlands-Sugar Land	186	74	98.9%			52	Randalls Food, Walgreens, PETCO, Jo-Ann's, Tuesday Morning, Homegoods	$19.99
	Westwood Village			TX	Houston-Woodlands-Sugar Land	187	187	99.2%		127		(Target), Gold's Gym, PetSmart, Office Max, Ross Dress For Less, TJ Maxx	$19.94
	Woodway Collection	GRI	40%	TX	Houston-Woodlands-Sugar Land	97	39	98.5%			45	Whole Foods	$29.39
				TX		3,983	3,327	92.5%	91.2%	271	1,682
	Ashburn Farm Village Center	GRI	40%	VA	Washington-Arlington-Alexandri	92	37	100.0%			27	Patel Brothers, The Shop Gym	$16.01
	Belmont Chase			VA	Washington-Arlington-Alexandri	91	91	100.0%			40	Whole Foods, Cooper's Hawk Winery	$31.37
	Braemar Village Center	RC	25%	VA	Washington-Arlington-Alexandri	104	26	98.1%			58	Safeway	$22.64
(2)	Carytown Exchange	M	31%	VA	Richmond	116	36	46.3%			38	Publix, CVS	$18.40
	Centre Ridge Marketplace	GRI	40%	VA	Washington-Arlington-Alexandri	107	43	98.9%			55	United States Coast Guard Ex	$19.54
	Point 50			VA	Washington-Arlington-Alexandri	48	48	71.2%			30	Whole Foods	$26.10
	Festival at Manchester Lakes	GRI	40%	VA	Washington-Arlington-Alexandri	169	67	92.8%			65	Shoppers Food Warehouse	$27.90
	Fox Mill Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	103	41	100.0%			50	Giant	$26.11

Supplemental Information	39

Portfolio Summary Report By State

December 31, 2019

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Greenbriar Town Center	GRI	40%	VA	Washington-Arlington-Alexandri	340	136	96.1%			62	Giant, Bob's Discount Furniture, CVS,Ross Dress for Less, Marshalls, Planet Fitness	$27.63
	Hanover Village Shopping Center	GRI	40%	VA	Richmond	90	36	100.0%			18	Aldi, Tractor Supply Company, Harbor Freight Tools, Tuesday Morning	$9.22
	Kamp Washington Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	71	29	100.0%			20	Earth Fare	$38.13
	Kings Park Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	96	39	98.1%			51	Giant, CVS	$31.68
	Lorton Station Marketplace	C	20%	VA	Washington-Arlington-Alexandri	132	26	90.5%			63	Shoppers Food Warehouse	$24.25
	Market Common Clarendon			VA	Washington-Arlington-Alexandri	422	422	72.6%			34	Whole Foods, Crate & Barrel, The Container Store, Barnes & Noble, Pottery Barn, Ethan Allen, The Cheesecake Factory, Jumping Joeys, Equinox	$36.08
	Saratoga Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	113	45	100.0%			56	Giant	$21.53
	Shops at County Center			VA	Washington-Arlington-Alexandri	97	97	91.4%			52	Harris Teeter	$19.96
	Shops at Stonewall			VA	Washington-Arlington-Alexandri	315	315	100.0%			127	Wegmans, Dick's Sporting Goods, Staples, Ross Dress For Less, Bed Bath & Beyond, Michaels	$19.11
(2)	The Field at Commonwealth			VA	Washington-Arlington-Alexandri	167	167	99.0%			122	Wegmans	$21.83
	Village Center at Dulles	C	20%	VA	Washington-Arlington-Alexandri	301	60	96.2%			48	Giant, Gold's Gym, CVS, Advance Auto Parts, Chuck E. Cheese, HomeGoods, Goodwill, Furniture Max	$27.31
	Village Shopping Center	GRI	40%	VA	Richmond	114	46	90.4%			45	Publix, CVS	$24.81
	Willston Centre I	GRI	40%	VA	Washington-Arlington-Alexandri	105	42	91.7%				CVS, Fashion K City	$26.84
	Willston Centre II	GRI	40%	VA	Washington-Arlington-Alexandri	136	54	98.8%		141	59	Safeway, (Target)	$26.07
				VA		3,331	1,903	91.8%	91.2%	141	1,121
(2)	6401 Roosevelt			WA	Seattle-Tacoma-Bellevue	8	8	69.0%					$18.31
	Aurora Marketplace	GRI	40%	WA	Seattle-Tacoma-Bellevue	107	43	100.0%			49	Safeway, TJ Maxx	$16.87
	Ballard Blocks I	O	50%	WA	Seattle-Tacoma-Bellevue	132	66	96.5%			12	Trader Joe's, LA Fitness, Ross Dress for Less	$24.93
(2)	Ballard Blocks II	O	50%	WA	Seattle-Tacoma-Bellevue	115	57	94.8%			25	PCC Community Markets, Bright Horizons, West Marine,Trufusion, Kaiser Permanente, Prokarma	$34.65
	Broadway Market	C	20%	WA	Seattle-Tacoma-Bellevue	140	28	97.9%			64	Quality Food Centers, Gold's Gym, Urban Outfitters	$28.09
	Cascade Plaza	C	20%	WA	Seattle-Tacoma-Bellevue	206	41	95.6%			49	Safeway, Jo-Ann Fabrics, Ross Dress For Less, Big Lots, Fitness Evolution, Big 5 Sporting Goods, Dollar Tree	$12.33
	Eastgate Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	85	34	100.0%			29	Safeway, Rite Aid	$28.27
	Grand Ridge Plaza			WA	Seattle-Tacoma-Bellevue	331	331	100.0%			45	Safeway, Regal Cinemas, Dick's Sporting Goods, Marshalls, Ulta , Bevmo!	$25.19

Supplemental Information	40

Portfolio Summary Report By State

December 31, 2019

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	17	17	80.3%					$41.70
	Klahanie Shopping Center			WA	Seattle-Tacoma-Bellevue	67	67	98.4%		40	40	(QFC)	$33.81
(2)	Melrose Market			WA	Seattle-Tacoma-Bellevue	21	21	100.0%					$34.52
	Overlake Fashion Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	93	37	93.3%		230	13	Marshalls, Bevmo!, Whole Foods	$28.42
	Pine Lake Village			WA	Seattle-Tacoma-Bellevue	103	103	94.3%			41	Quality Food Centers, Rite Aid	$24.37
	Roosevelt Square			WA	Seattle-Tacoma-Bellevue	150	150	100.0%			50	Whole Foods, Bartell, Guitar Center, LA Fitness	$26.19
	Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	101	101	98.3%		55	67	Trader Joe's, (Safeway), Bartell Drugs	$34.77
	Southcenter			WA	Seattle-Tacoma-Bellevue	58	58	100.0%		112		(Target)	$30.84
				WA		1,735	1,163	97.5%	98.1%	437	484

	Regency Centers Total					52,607	42,769	94.8%	95.0%	4,088	16,778

(1)	Major Tenants are the grocery anchor and any tenant over 35,000 square feet. Retailers in parenthesis are a shadow anchor and not a part of the owned property.
(2)	Non-Same Property

Note: In-process developments are bolded and italicized.

C:	Co-investment Partnership with Oregon
GRI:	Co-investment Partnership with GRI
M:	Co-investment Partnership with Minority Partner
NYC:	Co-investment Partnership with NYCRF
O:	Other, single property co-investment Partnerships
RC:	Co-investment Partnership with CalSTRS
RLP:	Co-investment Partnership with Rider
USAA:	Co-investment Partnership with USAA

Supplemental Information	41

Components of Net Asset Value (NAV)

As of December 31, 2019

(unaudited and in thousands)

Real Estate - Operating
Operating Portfolio NOI excluding Straight-line Rent and Above/Below Market Rent - Current Quarter
Wholly Owned NOI (page 5)	$186,079
Share of JV NOI (page 7)	$25,392
Less: Noncontrolling Interests (page 7)	$(1,816)

Base Rent from leases signed but not yet rent-paying - Current Quarter
Retail Operating Properties including redevelopments, excluding Major Redevelopments	$2,895

Real Estate - In Process Developments
Development Projects In Process
REG's Estimated Net Project Costs (page 17)	$76,229
Stabilized Yield (page 17)	7.10%
Annualized Proforma Stabilized NOI	$5,412
REG's Estimated Net GAAP Project Costs1 (page 17, footnote)	$81,735
% of Costs Incurred (page 17, footnote)	34%
Construction in Progress	$27,790

NOI from Development Projects In Process - Current Quarter
Proforma Stabilized NOI	$1,348
In-place NOI from Developments In Process	$25

Real Estate - In Process Major Redevelopments
Major Redevelopment Projects In Process
REG's Estimated Net Project Costs (page 20)	$240,655
Stabilized Yield (page 20)	7.10%
Annualized Proforma Stabilized NOI	$17,087
REG's Estimated Net GAAP Project Costs1 (page 20, footnote)	$250,832
% of Costs Incurred (page 20, footnote)	13%
Construction in Progress	$32,608

Major Redevelopment Pipeline
Estimated Incremental Project Costs (page 21)	$370,000 - $435,000
Estimated Incremental Stabilized Yield (page 21)	+/- 7%

Fee Income
Third-Party Management Fees and Commissions - Current Quarter (page 5)	$7,868

Less: Share of JV's Total fee income - Current Quarter (page 7)	$(280)

Supplemental Information	42

Other Assets
Estimated Market Value of Undeveloped Land
Land held for sale or future development	$50,137
Outparcels at retail operating properties	13,512
Total Estimated Market Value of Undeveloped Land	$63,649

Wholly Owned Assets (page 3)
Cash and Cash Equivalents	$115,562
Tenant and other receivables, excluding Straight line rent receivables	$62,250
Other Assets, excluding Goodwill	$83,295
Share of JV Assets (page 6)
Cash and Cash Equivalents	$12,202
Tenant and other receivables, excluding Straight line rent receivables	$6,864
Other Assets	$17,545

Less: Noncontrolling Interests (page 6)	$(3,660)

Liabilities
Wholly Owned Debt Outstanding (page 12)
Mortgage Loans	$486,259
Unsecured Public/Private Notes	2,975,000
Unsecured Credit Facilities	485,000
Total Wholly Owned Debt Outstanding	$3,946,259

Share of JV Debt Outstanding (page 14)	$528,473

Other Wholly Owned Liabilities (page 3)
Accounts Payable and Other Liabilities	$213,705
Tenants' Security and Escrow Deposits	$58,865
Other Share of JV Accounts Liabilities (page 6)
Accounts Payable and Other Liabilities	$24,129
Tenants' Security and Escrow Deposits	$4,262

Less: Noncontrolling Interests (page 6)	$(45,524)

Common Shares and Equivalents Outstanding
Common Shares and Equivalents Issued and Outstanding (page 1)	168,317

(1)	Includes additional interest and overhead capitalization.

Supplemental Information	43

Earnings Guidance

December 31, 2019

(in thousands, except per share data)

	2019A	2020E

Net Income / Share (1)	$1.43	$1.47 - $1.50
NAREIT FFO / Share (1)	$3.89	$3.90 - $3.93

Same Property
Same property NOI growth without termination fees (pro-rata)	2.1%	0%+

New Investments
Development and Redevelopment starts (pro-rata)	$264,494	+/- $200,000
Estimated yield (weighted average)	6.8%	+/- 7.0%

Development and Redevelopment spend (pro-rata)	$149,544	+/- $300,000

Acquisitions (pro-rata)	$281,550	+/- $75,000
Cap rate (weighted average)	4.5%	+/- 4.5%

Disposition Activity
Dispositions (pro-rata)	$209,550	+/- $200,000
Cap rate (wegnted average)	7.5%	+/- 5.5%

Other
Net interest expense (pro-rata)	$176,152	$169,000 - $170,000
Net G&A expense (pro-rata)(1)	$70,164	$72,000 - $74,000
Recurning third party fees & commissions (pro-rata)	$28,516	$25,000 - $26,000
Certain non-cash items (pro-rata)(2)	$55,140	+/- $48,000

(1)

2019 includes the impact of ($0.05) per diluted share related to the adoption of the new lease accounting standard ASC 842 on January 1, 2019, that requires previously capitalized indirect internal leasing and legal costs to be expensed.

(2)	Includes above and below market rent amortization, straight-line rents and amortization of mark-to-market debt adjustments

Forward-looking statements involve risks, uncertainties and assumptions. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents field by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Supplemental Information	44

Reconciliation of Net Income to Earnings Guidance

December 31, 2019

(per diluted share)

NAREIT FFO Guidance:	Full Year 2020
	Low	High

Net income attributable to common stockholders	$1.47	1.50

Adjustments to reconcile net income to NAREIT FFO:

Depreciation and amortization	2.43	2.43

NAREIT Funds From Operations	$3.90	3.93

Supplemental Information	45

Glossary of Terms

December 31, 2019

Core Operating Earnings:  An additional performance measure used by Regency as the computation of NAREIT FFO includes certain non-comparable items that affect the Company's period-over-period performance. Core Operating Earnings excludes from NAREIT FFO: (i) transaction related income or expenses (ii) gains or losses from the early extinguishment of debt; (iii) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-to-market of debt adjustments; and (iv) other amounts as they occur. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO to Core Operating Earnings.

Development Completion:  A Property in Development is deemed complete upon the earliest of: (i) 90% of total estimated net development costs have been incurred and percent leased equals or exceeds 95%, or (ii) the property features at least two years of anchor operations, or (iii) three years have passed since the start of construction. Once deemed complete, the property is termed a Retail Operating Property the following calendar year.

Fixed Charge Coverage Ratio:  Operating EBITDAre divided by the sum of the gross interest and scheduled mortgage principal paid to our lenders.

NAREIT Funds From Operations (NAREIT FFO):  NAREIT FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains on sales and impairments of real estate, net of tax, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.  Regency computes NAREIT FFO for all periods presented in accordance with NAREIT's definition in effect during that period.  Effective January 1, 2019 the Company prospectively adopted the NAREIT FFO White Paper – 2018 Restatement (“2018 FFO Whitepaper”), and elected the option of excluding gains on sale and impairments of land, which are considered incidental to the Company’s main business.  Prior period amounts were not restated to conform to the current year presentation, and therefore are calculated as described above, but also include gains on sales and impairments of land.  Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions.  Since NAREIT FFO excludes depreciation and amortization and gains on sale and impairments of real estate, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, NAREIT FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO.

Net Operating Income (NOI):  The sum of base rent, percentage rent, recoveries from tenants, other lease income, and other property income, less operating and maintenance expenses, real estate taxes, ground rent, and uncollectible lease income / provision for doubtful accounts.  NOI excludes straight-line rental income and expense, above and below market rent and ground rent amortization, tenant lease inducement amortization, and other fees. The Company also provides disclosure of NOI excluding termination fees, which excludes both termination fee income and expenses.

Non-Same Property:  During either calendar year period being compared, a property acquired, sold, a Property in Development, a Development Completion, or a property under, or being positioned for, significant redevelopment that distorts comparability between periods.  Non-retail properties and corporate activities, including the captive insurance program, are part of Non-Same Property.  Please refer to the footnote on Property Summary Report for Non-Same Property detail.

Operating EBITDAre:  NAREIT EBITDAre is a measure of REIT performance, which the NAREIT defines as net income, computed in accordance with GAAP, excluding (i) interest expense; (ii) income tax expense; (iii) depreciation and amortization; (iv) gains on sales of real estate; (v) impairments of real estate; and (vi) adjustments to reflect the Company’s share of unconsolidated partnerships and joint ventures. Operating EBITDAre excludes from NAREIT EBITDAre certain non-cash components of earnings derived from above and below market rent amortization and straight-line rents. The Company provides a reconciliation of Net Income to NAREIT EBITDAre to Operating EBITDAre.

Property In Development:   Properties in various stages of ground-up development.

Property In Redevelopment:   Retail Operating Properties under redevelopment or being positioned for redevelopment.  Unless otherwise indicated, a Property in Redevelopment is included in the Same Property pool.

Retail Operating Property:   Any retail property not termed a Property In Development. A retail property is any property where the majority of the income is generated from retail uses.

Same Property:   Retail Operating Properties that were owned and operated for the entirety of both calendar year periods being compared. This term excludes Property in Development, prior year Development Completions, and Non-Same Properties.  Property in Redevelopment is included unless otherwise indicated.

Supplemental Information	46